             NICHOLAS=APPLEGATE-Registered Trademark- MUTUAL FUNDS

                              SEMI-ANNUAL REPORT


                              SEPTEMBER 30, 1995

                                 ------------

                              DOMESTIC PORTFOLIOS
                             INSTITUTIONAL SERIES

                                 ------------

                                MINI CAP GROWTH

                                EMERGING GROWTH

                                  CORE GROWTH

                                INCOME & GROWTH

                                BALANCED GROWTH

NICHOLAS=APPLEGATE-Registered Trademark- MUTUAL FUNDS
-----------------------------------------------------------------------
600 West Broadway
San Diego, California 92101
800-551-8643

TRUSTEES OF NICHOLAS-APPLEGATE MUTUAL FUNDS

Fred C. Applegate
Dr. Arthur B. Laffer
Arthur E. Nicholas, Chairman
Charles E. Young

TRUSTEES OF NICHOLAS-APPLEGATE INVESTMENT TRUST

Dann V. Angeloff
Walter A. Auch
Theodore J. Coburn
Darlene T. DeRemer
George F. Keane
Arthur E. Nicholas, Chairman

OFFICERS

Arthur E. Nicholas, Chairman
Ashley Rabun, President
Pete J. Johnson, Vice President
Thomas Pindelski, Treasurer
E. Blake Moore, Jr., Secretary

INVESTMENT MANAGER

Nicholas-Applegate Capital Management

DISTRIBUTOR

Nicholas-Applegate Securities

CUSTODIAN

PNC Bank

TRANSFER AGENT

State Street Bank & Trust Company

--------------------------------------------------------------------------------

TABLE OF CONTENTS
-------------------------------------------------------------------

                                                                                                                     PAGE
Letter to Shareholders..........................................................................................           1
Organization....................................................................................................           2
Capital Markets Review..........................................................................................           3
Long-Term View of the U.S. Equity and Bond Markets..............................................................           4
The Portfolios' Overview, Fund Manager Q&A and the Funds' Schedules of Investments
  Mini-Cap Growth...............................................................................................           5
  Emerging Growth...............................................................................................          11
  Core Growth...................................................................................................          27
  Income & Growth...............................................................................................          34
  Balanced Growth...............................................................................................          43
The Portfolios'
  Financial Highlights..........................................................................................          52
  Statements of Assets and Liabilities..........................................................................          54
  Statements of Operations......................................................................................          55
  Statements of Changes in Net Assets...........................................................................          56
  Notes to the Financial Statements.............................................................................          58
Notes to the Funds' Financial Statements........................................................................          64

------------
This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a current prospectus for Nicholas-Applegate Mutual Funds. Distributor: Nicholas-Applegate Securities.

                      (This page intentionally left blank)

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------

DEAR FELLOW SHAREHOLDER,

  We are pleased to present you with this Semi-Annual Report for Nicholas-Applegate Mutual Funds.

  The past six months have been very successful for our shareholders. The U.S. stock market has delivered strong performance so far this year. In fact, if the stock market were to end the year with just the gains achieved by September 30, this year would still go down in the history books as one of the best years for U.S. stocks in the twentieth century.

  We should remember that at the end of last year the newspapers and magazines were full of gloomy articles about the markets. Those of you who ignored these articles and stayed with your investment plan have reaped big rewards this year. And what's going on in the press now? Lately, I've seen article after article asking if the market has reached a top and is due for some kind of correction soon.

  As long-term investors, we believe you should ignore this speculation. Nobody knows what the market is going to do tomorrow or the next day, but it's quite clear what the market has done over the long term. In 1932, in the depths of the Depression, the Dow Jones Industrial Average sank to a low of 40. In September, 1995, it reached a new high of 4801. That means that over the past 63 years the Dow has multiplied in value 120 times. And these 63 years included a terrible World War, the assassination of world leaders, and 40 years of a Cold War that diverted the energies of many of the world's best and brightest minds.

  So what made this phenomenal increase in stock values possible? It's basically very simple -- companies like those we look for are constantly striving to introduce new products and services that increase productivity or improve people's lives in some way. The fax machine. The cassette player on your hip. The automatic teller at your bank, or in your grocery store. The personal computer on your desk, or the computer chips under the dashboard of your car. Shopping from home via cable television. Overnight delivery.

  All these innovations add value to the world economy. All are made possible by the capital invested by people like you and, by their success, they encourage even more investment. This process is now picking up even more steam with the opening of major new markets around the world.

  At Nicholas-Applegate, we believe that change creates opportunity. In a world where so much is changing, we think the prospects for long-term investors look very bright indeed. Keep your eyes on your goals, stick to your financial plan, and remember -- true wealth comes from staying invested for the long term.

Sincerely,

         [SIGNATURE]

Ashley Rabun
President

Nicholas-Applegate Mutual Funds

--------------------------------------------------------------------------------

ORGANIZATION
-------------------------------------------------------------------

  Nicholas-Applegate Mutual Funds (the "Trust") is organized as a diversified, open-end management investment company which offers 43 separate series comprised of Portfolios A, with an initial sales charge, B, with a contingent deferred sales charge, C, with a level asset-based sales charge, Institutional, with no load, and Qualified, with no load (each a "Portfolio" and collectively the "Portfolios"). The Portfolios of the Trust seek to achieve their respective investment objectives by investing all of their assets in corresponding series of Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified open-end management investment company offering 12 investment vehicles (the "Funds"). As of September 30, 1995, the Funds and corresponding Portfolios are as follows:

                                                                         INCLUDED
                                                                            IN       INCLUDED IN
     FUNDS OF THE                        PORTFOLIOS OF                     THIS        ANOTHER
     MASTER TRUST                          THE TRUST                      REPORT       REPORT
-----------------------  ---------------------------------------------  ----------  -------------
Mini-Cap Growth          Mini-Cap Growth Institutional                      x
Emerging Growth          Emerging Growth A                                                x
                         Emerging Growth B                                                x
                         Emerging Growth C                                                x
                         Emerging Growth Institutional                      x
                         Emerging Growth Qualified                                        x

Core Growth              Core Growth A                                                    x
                         Core Growth B                                                    x
                         Core Growth C                                                    x
                         Core Growth Institutional                          x
                         Core Growth Qualified                                            x

Income & Growth          Income & Growth A                                                x
                         Income & Growth B                                                x
                         Income & Growth C                                                x
                         Income & Growth Institutional                      x
                         Income & Growth Qualified                                        x

Balanced Growth          Balanced Growth A                                                x
                         Balanced Growth B                                                x
                         Balanced Growth C                                                x
                         Balanced Growth Institutional                      x
                         Balanced Growth Qualified                                        x

Government Income        Government Income A                                              x
                         Government Income B                                              x
                         Government Income C                                              x
                         Government Income Qualified                                      x

Money Market             Money Market Portfolio                                           x

Worldwide Growth         Worldwide Growth A                                               x
                         Worldwide Growth B                                               x
                         Worldwide Growth C                                               x
                         Worldwide Growth Institutional                                   x
                         Worldwide Growth Qualified                                       x

International Growth     International Growth A                                           x
                         International Growth B                                           x
                         International Growth C                                           x
                         International Growth Institutional                               x
                         International Growth Qualified                                   x

Emerging Countries       Emerging Countries A                                             x
                         Emerging Countries B                                             x
                         Emerging Countries C                                             x
                         Emerging Countries Institutional                                 x
                         Emerging Countries Qualified                                     x

Fully Discretionary      Fully Discretionary Institutional                                x

Short-Intermediate       Short-Intermediate Institutional                                 x

--------------------------------------------------------------------------------

CAPITAL MARKETS REVIEW
-------------------------------------------------------------------

  The spring and summer of 1995 was a great time for investors in U.S. companies and fixed-income securities. The environment of slow, stable economic growth inspired investor and consumer confidence, driving up bond prices and forcing down interest rates. Many companies surprised stock analysts and investors during this period by reporting earnings that exceeded expectations. Their accomplishments were largely rewarded through higher stock prices. Supply and demand forces added to the rally. U.S. equity mutual funds enjoyed heavy cash inflows in late summer. Most of this new money was ear-marked for U.S. stocks, and U.S. companies added to the rally by repurchasing shares of their own stocks at a record pace. The resulting combination of rising demand and shrinking supply had the effect of boosting prices in a market that was already solidly advancing on the basis of company fundamentals. The Wilshire 5000 Index, a measure of total U.S. stock market performance, rose 19.3% in the six months from April through September.

  The equity-market advance broadened during this period as small and mid-sized companies emerged as leaders. Projected earnings of small and mid-sized companies rose sharply based on expectations for improved profit margins due to lower interest rates and a stronger dollar. Among U.S. companies, technology, health-care and financial-services firms enjoyed the strongest stock-price advances in the first three quarters of 1995. Returns among electronic-component and communications equipment manufacturers were especially strong. The Russell 2000 Index, a measure of smaller-company performance, rose 20.2% from April through September, while the Standard & Poor's 400 Index of medium-sized companies advanced 19.3%. The Standard & Poor's 500 Index, a measure of America's largest companies, gained 18.3%.

  Bond prices rose through spring and summer on strong demand. Predictions for slow, stable economic growth encouraged U.S. investors to purchase bonds. Meanwhile, foreign central banks were purchasing bonds in a coordinated effort to strengthen the U.S. dollar in foreign exchange markets. Rising bond prices drove interest rates down to their lowest levels in more than a year.

  This environment was especially conducive to the growth-investing style of Nicholas-Applegate. Growth stocks outperformed value stocks among small, mid-sized and large companies. We remain optimistic about the outlook for our investing style in U.S. equity markets. We continue to seek and find companies that are growing by taking advantage of the sweeping changes in our economic and social lives. These include companies that are at the forefront of America's rising productivity or who are improving our daily lives through innovative new products and services. We believe equity markets will continue to reward the companies that are successfully shaping our future.

--------------------------------------------------------------------------------

LONG-TERM VIEW OF THE U.S. EQUITY AND BOND MARKETS
-------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           U.S. INFL  U.S. TBILL    U.S. LT GVT   U.S. SMALL STOCK    S&P500
1925            1.00         1.00           1.00               1.00       1.00
1926            0.99         1.03           1.08               1.00       1.12
1927            0.96         1.06           1.17               1.22       1.53
1928            0.96         1.10           1.18               1.71       2.20
1929            0.96         1.16           1.22               0.83       2.02
1930            0.90         1.18           1.27               0.51       1.52
1931            0.81         1.20           1.20               0.26       0.86
1932            0.73         1.21           1.41               0.24       0.79
1933            0.73         1.21           1.41               0.59       1.21
1934            0.75         1.21           1.55               0.74       1.20
1935            0.77         1.21           1.62               1.03       1.77
1936            0.78         1.22           1.75               1.71       2.37
1937            0.80         1.22           1.75               0.72       1.54
1938            0.78         1.22           1.85               0.95       2.02
1939            0.78         1.22           1.96               0.95       2.01
1940            0.79         1.22           2.08               0.90       1.81
1941            0.86         1.22           2.10               0.82       1.60
1942            0.94         1.22           2.16               1.19       1.93
1943            0.97         1.23           2.21               2.24       2.43
1944            0.99         1.23           2.27               3.45       2.91
1945            1.01         1.24           2.51               5.98       3.96
1946            1.20         1.24           2.51               5.29       3.64
1947            1.31         1.25           2.45               5.34       3.85
1948            1.34         1.26           2.53               5.22       4.06
1949            1.32         1.27           2.69               6.25       4.83
1950            1.39         1.29           2.69               8.68       6.36
1951            1.48         1.31           2.59               9.35       7.89
1952            1.49         1.33           2.62               9.64       9.34
1953            1.50         1.35           2.71               9.01       9.24
1954            1.49         1.36           2.91              14.47      14.11
1955            1.50         1.39           2.87              17.43      18.56
1956            1.54         1.42           2.71              18.18      19.78
1957            1.59         1.46           2.91              15.53      17.65
1958            1.61         1.49           2.73              25.61      25.30
1959            1.64         1.53           2.67              29.80      28.32
1960            1.66         1.57           3.04              28.82      28.45
1961            1.67         1.60           3.07              38.07      36.11
1962            1.69         1.65           3.28              33.54      32.95
1963            1.72         1.70           3.32              41.44      40.47
1964            1.74         1.76           3.44              51.19      47.14
1965            1.78         1.83           3.46              72.57      53.01
1966            1.84         1.92           3.59              67.48      47.67
1967            1.89         2.00           3.26             123.87      59.10
1968            1.98         2.10           3.25             168.43      65.64
1969            2.10         2.24           3.09             126.23      60.06
1970            2.22         2.38           3.46             104.23      62.47
1971            2.29         2.49           3.92             121.42      71.41
1972            2.37         2.59           4.14             126.81      84.96
1973            2.58         2.76           4.09              87.62      72.50
1974            2.89         2.99           4.27              70.14      53.31
1975            3.10         3.16           4.67             107.19      73.14
1976            3.25         3.32           5.45             168.69      90.58
1977            3.47         3.49           5.41             211.50      84.08
1978            3.78         3.74           5.35             261.12      89.59
1979            4.28         4.13           5.28             374.61     106.11
1980            4.81         4.59           5.07             523.99     140.51
1981            5.24         5.27           5.17             596.72     133.62
1982            5.45         5.82           7.25             763.83     162.22
1983            5.65         6.33           7.30            1066.83     198.75
1984            5.88         6.96           8.43             995.68     211.20
1985            6.10         7.50          11.04            1241.23     279.12
1986            6.17         7.96          13.74            1326.27     330.67
1987            6.44         8.39          13.37            1202.97     347.97
1988            6.72         8.93          14.67            1478.14     406.46
1989            7.03         9.67          17.32            1628.59     534.46
1990            7.46        10.43          18.39            1277.45     517.50
1991            7.69        11.01          21.94            1847.63     675.59
1992            7.92        11.40          23.71            2279.04     727.41
1993            8.13        11.73          28.03            2757.15     800.08
1994            8.35        12.19          25.86            2842.77     810.54
1995            8.54        12.69          31.41            3850.33    1051.28

IBBOTSON ASSOCIATES GROWTH OF $1.00 CHART

SMALL COMPANY STOCK

    Small Company Stocks data represents the smallest one-fifth of NYSE stocks from 1/1/26 through 12/31/81 and Dimensional Fund Advisors ("DFA") Small Company Fund thereafter, with all income dividends and capital gains distributions, if any, reinvested.

LARGE COMPANY STOCK

    Large Company Stocks data represents the Standard & Poor's 500 Index which contains 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

LONG-TERM GOVERNMENT BONDS

    Long Term Government Bond data is based on a one bond portfolio whose rolling approximate maturity is twenty years.

TREASURY BILLS

    Treasury bill data is measured by a portfolio having a minimum maturity of one month.

INFLATION

    The Consumer Price Index is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Many pension and employment contracts are tied to changes in consumer prices, as protection against inflation and reduced purchasing power.

  Each equity and bond index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing (except for the DFA Small Company Fund's returns which are net of transaction costs). All results are historical.

  Past performance is no guarantee of future performance of any index or Nicholas-Applegate Mutual Funds.

--------------------------------------------------------------------------------

MINI-CAP GROWTH PORTFOLIO
-------------------------------------------------------------------

  GOAL: Seeks to maximize long-term capital appreciation by investing for growth primarily in companies with less than $100 million in market capitalization.

  REVIEW AND OUTLOOK: This new Portfolio provided handsome returns this summer. It opened July 12 and in less than a full quarter, July 12 to September 30, 1995, its shares had advanced more than 10% on the strength of good stock selections, especially in health-care and technology sectors. The Portfolio earned almost double the return of the Russell 2000 Index of small company stocks during this abbreviated reporting period. By applying our disciplined investment style to the smallest of publicly-traded companies, we earned outstanding returns for investors.

  In the third quarter, we found great success in our stock choices of telecommunications and health-care companies. For example, we shared in the market successes of Pediatric Services of America, which is growing its market share in the expanding home health-care business. We benefited from Sirrom Capital Corp.'s growth as a niche player in providing commercial credit to smaller companies. Among technology companies, we enjoyed strong returns on Datastream Systems shares, which rose as the company logged solid sales growth for its industrial maintenance software. Technology companies accounted for 37% of the Portfolio at the end of the period, including 12% in software companies, 7% in telecommunications companies, and 7% in electronic-component companies. Health-care companies made up 21% of the Portfolio and financial-services companies comprised 8% of holdings.

  We maintain an upbeat assessment of the mini-cap segment of the market and of our ability to successfully invest in its companies. The current economic environment with its slow, stable growth and low interest rates has created a financial setting that is favorable for these companies. Meanwhile, the rapidly changing nature of business and society favors companies that can react quickly and adapt positively to change and that can profit by helping other businesses do the same. The mini-cap segment of the market includes many companies that are profiting from these changes. The mini-cap segment is also subject to market inefficiencies, which we believe provide solid investment opportunities. Because the mini-cap companies are small and less well known, a high percentage of investment decisions are made by investors operating on the basis of incomplete information.

  We believe that our stock-picking expertise rests on our prowess in managing the flow of information. In the first three months of the Mini-Cap Growth Portfolio, we turned market inefficiencies into healthy profits for our investors by being able to act quickly and decisively on the best information available about these companies. We are optimistic that we will continue to uncover successful mini-cap companies and, in so doing, will provide long-term growth to investors in the Mini-Cap Growth Portfolio.

                            REPRESENTATIVE HOLDINGS:

                         ABR Information Services, Inc.
                         Pediatric Services of America
                            Computer Horizons Corp.
                                   Ride, Inc.
                            DSP Communications, Inc.
                               Quicksilver, Inc.
                         MDL Information Systems, Inc.
                              Sirrom Capital Corp.
                          Curative Technologies, Inc.
                             Longhorn Steaks, Inc.

--------------------------------------------------------------------------------

A CONVERSATION WITH CATHERINE AVERY SOMHEGYI
-------------------------------------------------------------------

                      Catherine Avery Somhegyi
     [PHOTO]          Portfolio Manager
                      Mini-Cap Growth Portfolio

Q. CATHERINE, NICHOLAS-APPLEGATE LAUNCHED THE
MINI-CAP GROWTH PORTFOLIO THIS SUMMER AND THAT APPEARS TO HAVE BEEN A VERY TIMELY DECISION. THE PORTFOLIO RETURNED OVER 10% IN LESS THAN THREE MONTHS. WHAT ARE MINI-CAP COMPANIES, AND WHY ARE THEY DOING SO WELL?

A. We define mini-cap companies as those with less than $100 million in stock value. You could think of them as the smallest of the small caps. The really good mini-cap companies are entrepreneurial organizations that are growing rapidly by developing innovative products or services or by establishing and expanding market niches. The same economic conditions that caused small cap stocks to lead the market this summer -- slow, stable growth, a stronger dollar and low interest rates -- also boosted mini caps.

Q. DO MINI-CAP COMPANIES BEHAVE DIFFERENTLY
THAN SMALL-CAP COMPANIES?

A. Mini caps behave much like small caps but we believe the potential for growth in this class is even greater. Managing a portfolio of mini-cap companies is even more demanding than managing a small-cap portfolio. There are fewer analysts following these stocks and price swings in both directions can be more pronounced. This creates market inefficiencies and that plays to some of the best attributes of our management style, which is based on managing information well. We run a highly developed in-house computer system that analyzes and ranks these companies based on their financial information. We combine that information with a well-established nationwide network of traditional stock analysts who provide local knowledge and insights into these companies. Through this careful management of the best information available, we gain an advantage over the other investors operating in this area of the market using less sophisticated resources.

Q. WHY DO YOU THINK THIS IS A GOOD TIME TO INVEST
IN MINI CAPS?

A. Because that's where the growth is. In today's markets, smart and nimble competitors are prime beneficiaries of sweeping economic and social changes, and I think some of the smartest and most flexible organizations are mini-cap companies.

Q. WHAT IS NICHOLAS-APPLEGATE'S EXPERIENCE IN
MANAGING MINI-CAP INVESTMENTS?

A. We have been managing small-cap portfolios for institutional clients for more than ten years and, by definition, that has included investing in mini-caps along with other larger small-cap companies. Traditionally, a portion of the assets in our small-cap portfolios have been invested in mini-cap stocks. For about four years now, we have been managing mini-cap portfolios for institutional accounts. Our new mini-cap mutual fund uses the same management style, objectives and portfolio managers as we have used for institutional mini-cap accounts.

Q. WHAT ARE SOME EXAMPLES OF COMPANIES YOU
PURCHASED FOR THE LAUNCH OF THE PORTFOLIO?

A. We put together a diversified Portfolio of companies. We have holdings in technology, health-care, finance, transportation, commercial services and consumer products and services. We invested in MDL Information Systems, a leading supplier of chemical information systems for the pharmaceutical and chemical industries and a company with great prospects for earnings growth. We have positions in DSP Communications Inc., a rapidly growing developer of wireless communications products, and in restaurant operator Longhorn Steaks, Inc., which continues to grow earnings as it refines its menu and facilities.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (UNAUDITED)
------------------------------------------------------------------------

MINI-CAP
GROWTH FUND                                     NUMBER
                                               OF SHARES    VALUE

---------------------------------------------------------
COMMON STOCKS -- 96.4%
----------------------------------------------

ADVERTISING -- 0.5%
  Dimac Corp.*...............................        2,400      $   45,300
                                                                ----------
AEROSPACE -- 1.2%
  Hexcel Corp.*..............................        3,700          39,312
  Power Control Technologies, Inc.*..........        8,800          62,700
                                                                ----------
                                                                   102,012
                                                                ----------
AIRLINES -- 0.7%
  Atlantic Coast Airlines, Inc...............          600           4,650
  Reno Air, Inc.*............................        6,800          52,700
                                                                ----------
                                                                    57,350
                                                                ----------
APPAREL -- 3.0%
  Cole Kenneth Productions, Inc.*............          900          31,612
  Cutter & Buck, Inc.*.......................        5,200          38,350
  Donnkenny, Inc.*...........................        3,000          84,375
  Marisa Christina, Inc.*....................        2,400          38,400
  Quiksilver, Inc.*..........................        3,400          92,225
  Supreme International Corp.*...............          600          11,400
                                                                ----------
                                                                   296,362
                                                                ----------
AUTOMOTIVE EQUIPMENT
  -- 1.1%
  Custom Chrome, Inc.*.......................        2,200          49,775
  Edelbrock Corp.*...........................        1,400          21,350
  Supreme Industries, Inc. Class A*..........        2,200          20,075
                                                                ----------
                                                                    91,200
                                                                ----------
BIOTECHNOLOGY -- 3.8%
  Bio Vascular, Inc.*........................        3,000          54,000
  Cambridge Neuroscience, Inc.*..............        5,800          55,100
  Cytel Corp.*...............................        6,800          47,600
  Genelabs Technologies, Inc*................       13,000          63,375
  Guilford Pharmaceuticals*..................        3,600          43,200
  Magainin Pharmaceuticals*..................        2,700          29,363

                                                NUMBER
                                               OF SHARES    VALUE

---------------------------------------------------------

BIOTECHNOLOGY (CONTINUED)
  Martek Biosciences Corp.*..................        2,500      $   40,625
                                                                ----------
                                                                   333,263
                                                                ----------
BROADCASTING -- 1.3%
  Multi-Market Radio Inc. Class A*...........        4,500          37,125
  United Video Satellite G Class A*..........        2,500          74,375
                                                                ----------
                                                                   111,500
                                                                ----------
BUILDING MATERIALS -- 0.30%
  Patrick Industries, Inc....................        2,200          30,250
                                                                ----------
CHEMICALS -- 0.5%
  Enviromental Technologies*.................        3,700          44,863
                                                                ----------
COMPUTER/OFFICE AUTOMATION
  -- 4.1%
  Computer Horizons Corp.*...................        5,600         112,000
  Cybex Corp.*...............................          900          22,500
  Emulex Corp................................        2,400          31,800
  Key Tronics Corp.*.........................        3,400          49,087
  PSC Inc.*..................................        4,800          57,600
  Softdesk, Inc.*............................        3,200          80,800
                                                                ----------
                                                                   353,787
                                                                ----------
DRUGS/PHARMACEUTICALS
  -- 0.8%
  Curative Technologies, Inc.*...............        5,000          70,625
                                                                ----------
ELECTRONIC DATA PROCESSING
  -- 1.3%
  Cycare Systems, Inc.*......................        2,900          96,425
  Health Management Systems, Inc.*...........          500          14,000
                                                                ----------
                                                                   110,425
                                                                ----------
ELECTRONIC INSTRUMENTS/ DIVERSIFIED -- 2.7%
  Aseco Corp.................................        2,700          45,900
  Checkmate Electronics, Inc.*...............        3,000          46,125
  Data I/ O Corp.*...........................        3,700          32,375

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MINI-CAP
GROWTH FUND                                     NUMBER
                                               OF SHARES    VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

ELECTRONIC INSTRUMENTS/ DIVERSIFIED
  (CONTINUED)
  General Scanning*..........................        1,700      $   19,125
  Robotic Vision Systems, Inc.*..............        4,000          93,000
                                                                ----------
                                                                   236,525
                                                                ----------
FINANCE COMPANIES -- 5.9%
  Aames Financial Corp.......................        4,600         134,550
  Consumer Portfolio Services*...............        3,800          89,300
  Imperial Cr Industries, Inc.*..............        4,400         124,850
  National Finacial Group, Inc.*.............        3,200          54,800
  Resource Bancshares Mortgage Group*........        3,160          48,190
  Sirrom Capital Corp........................        3,400          61,625
                                                                ----------
                                                                   513,315
                                                                ----------
GAMBLING -- 0.9%
  Griffin Gaming Entertainment, Inc.*........        1,500          19,125
  Penn National Gaming, Inc.*................        3,300          61,875
                                                                ----------
                                                                    81,000
                                                                ----------
GROCERY PRODUCTS -- 1.4%
  Alpine Lace Brands, Inc.*..................        5,800          63,800
  Opta Food Ingredients, Inc.*...............        3,700          58,275
                                                                ----------
                                                                   122,075
                                                                ----------
HOMEBUILDING -- 1.1%
  Continental Homes Holding Corp.............        3,700          77,700
  M / I Schottenstein Homes*.................        2,000          20,500
                                                                ----------
                                                                    98,200
                                                                ----------
INDUSTRIAL ENGINEER/ CONSTRUCTION -- 0.3%
  Greenwich Air Services, Inc.*..............        1,300          26,650
                                                                ----------
INVESTMENT COMPANIES
  -- 0.6%
  BHC Financial, Inc.........................        3,000          48,375
                                                                ----------

                                                NUMBER
                                               OF SHARES    VALUE

---------------------------------------------------------

LODGING -- 0.5%
  Studio Plus Hotels, Inc.*..................        1,900      $   43,700
                                                                ----------
MACHINERY/EQUIPMENT
  -- 2.9%
  AG Associates, Inc.*.......................        1,900          48,450
  JLG Industries, Inc........................        2,400         108,000
  LSI Industries, Inc........................        3,000          58,500
  Medar, Inc.*...............................        3,900          38,513
                                                                ----------
                                                                   253,463
                                                                ----------
MANAGED HEALTH CARE HMO'S/ PPO'S -- 0.7%
  Corvel Corp.*..............................        1,900          59,850
                                                                ----------
MEDICAL SPECIALTIES -- 1.1%
  Endosonics Corp.*..........................        6,800          90,100
  Perseptive Biosystems, Inc.*...............          100           1,075
                                                                ----------
                                                                    91,175
                                                                ----------
MEDICAL SUPPLIES -- 8.3%
  Avecor Cardiovascular, Inc.*...............        1,800          25,200
  Circon Corp.*..............................        3,600          72,450
  Conmed Corp.*..............................        4,000         131,000
  Healthdyne Technologies*...................        4,600          62,675
  Hologic, Inc.*.............................        2,200          50,600
  Inamed Corp.*..............................        4,300          39,775
  Lunar Corp.*...............................        2,700          89,775
  Osteotech, Inc.*...........................        2,900          23,925
  Protocol Systems, Inc.*....................        2,000          23,000
  Research Industries Corp.*.................        4,400         128,150
  Utah Medical Products, Inc.*...............        3,800          60,800
                                                                ----------
                                                                   707,350
                                                                ----------
MEDICAL/NURSING/HEALTH SERVICES -- 4.0%
  ABR Information Services, Inc.*............        4,650         117,412
  American Homepatient, Inc.*................        1,900          48,450
  Northstar Health Services, Inc.*...........        3,500          25,813

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                NUMBER
                                               OF SHARES    VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

MEDICAL/NURSING/HEALTH SERVICES (CONTINUED)
  Pediatric Services of America*.............        6,100      $  117,425
  Sterling Healthcare Group*.................        2,800          40,600
                                                                ----------
                                                                   349,700
                                                                ----------
MILITARY/DEFENSE TECHNOLOGY
  -- 0.6%
  Tracor, Inc.*..............................        3,400          56,100
                                                                ----------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 3.1%
  Metrocall, Inc.*...........................        2,900          80,475
  National Wireless Holdings*................        4,400          57,200
  On Assignment, Inc.*.......................        1,600          40,600
  PMT Services, Inc.*........................        3,800          91,675
                                                                ----------
                                                                   269,950
                                                                ----------
OTHER CONSUMER DURABLES
  -- 0.6%
  Helen of Troy Corp.........................        3,000          55,125
                                                                ----------
OTHER CONSUMER SERVICES
  -- 0.4%
  Staff Builders, Inc.*......................        6,100          31,263
                                                                ----------
OTHER HEALTH TECHNOLOGY/ SERVICES -- 2.2%
  Horizon Mental Health MG*..................        3,600          54,900
  National Dentex Corp.*.....................        2,500          43,750
  Summit Medical Systems, Inc................        2,200          33,000
  Transcend Services, Inc.*..................        8,700          60,900
                                                                ----------
                                                                   192,550
                                                                ----------
OTHER TECHNOLOGY -- 1.1%
  Computer Products, Inc.*...................        6,600          53,212
  Peak Technologies Group*...................        1,700          45,050
                                                                ----------
                                                                    98,262
                                                                ----------

                                                NUMBER
                                               OF SHARES    VALUE

---------------------------------------------------------

PRINTING/FORMS -- 0.6%
  Consolidated Graphics, Inc.*...............        2,600      $   55,900
                                                                ----------
RECREATIONAL PRODUCTS
  -- 1.9%
  Cannondale Corp.*..........................        3,000          49,500
  Radica Games LTD...........................        3,000           7,500
  Ride, Inc.*................................        5,000         105,000
                                                                ----------
                                                                   162,000
                                                                ----------
REITS -- 0.5%
  Innkeepers USA Trust.......................        4,800          45,600
                                                                ----------
RENTAL/LEASING COMPANIES
  -- 0.7%
  Oxford Resources Corp. Class A*............        2,500          58,750
                                                                ----------
RESTAURANTS -- 3.6%
  Cooker Restaurant Corp.....................        5,000          53,750
  Daka International, Inc.*..................        3,000          98,250
  Longhorn Steaks, Inc.*.....................        3,600          63,900
  O Charleys, Inc.*..........................        2,800          42,000
  Quality Dining, Inc.*......................        2,300          41,975
  Rainforest Cafe, Inc.*.....................          400           9,300
                                                                ----------
                                                                   309,175
                                                                ----------
SAVINGS & LOAN ASSOCIATIONS -- 0.4%
  Quaker City Bancorp, Inc.*.................        2,600          36,400
                                                                ----------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 6.70%
  Adflex Soluctions, Inc.*...................        1,700          38,037
  Alpha Industries, Inc......................        3,700          66,137
  Bell Microproducts, Inc.*..................        4,300          49,450
  Emerson Radio Corp.*.......................       15,000          45,000
  EPIC Design Technology, Inc.*..............        1,200          58,200
  Interlink Electronics*.....................        4,600          50,025
  NU Horizons Electronics Corp.*.............        5,000          67,500
  Quality Semiconductor, Inc.*...............        3,400          55,250
  Trident Microsystems, Inc.*................        3,500          76,125

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MINI-CAP
GROWTH FUND                                     NUMBER
                                               OF SHARES    VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

SEMICONDUCTORS/ELECTRONIC COMPONENTS
  (CONTINUED)
  Triquint Semiconductor, Inc.*..............        3,100      $   70,913
                                                                ----------
                                                                   576,637
                                                                ----------
SOAPS/COSMETICS -- 0.9%
  Guest Supply, Inc.*........................        2,400          74,100
                                                                ----------
SOFTWARE -- 13.1%
  Accugraph Corp.*...........................        2,700           8,239
  Ciber, Inc.*...............................        2,000          48,500
  Consilium Inc.*............................        3,700          50,412
  Control Data Systems, Inc.*................        4,700          56,987
  Data Translation, Inc.*....................        2,900          51,475
  Datastream Systems, Inc.*..................        3,000          68,250
  Eagle Point Software*......................        2,000          37,500
  Edmark Corp................................          900          43,312
  Expert Software, Inc.*.....................        3,300          70,125
  Fulcrum Technologies, Inc..................        1,000          23,375
  GSE Systems, Inc.*.........................        2,000          28,000
  Inference Corp. Class A*...................        3,000          45,000
  IKOS Systems, Inc..........................        4,000          48,250
  Kronos, Inc.*..............................        1,500          69,375
  MDL Information Systems, Inc.*.............        4,500          83,813
  Metatec Corp...............................        2,500          31,250
  Micrografx, Inc.*..........................        4,500          52,313
  Minnesota Educational Computing Corp.*.....        1,300          35,100
  Sanctuary Woods Multimedia Corp.*..........        8,600          60,200
  Systemsoft Corp.*..........................        4,300          66,113
  Veritas Software Co.*......................        3,800          98,800
  Wind River Systems, Inc.*..................        2,600          61,100
                                                                ----------
                                                                 1,137,489
                                                                ----------
SPECIALTY CHAINS -- 2.1%
  Finlay Enterprises, Inc.*..................        1,900          32,775
  Friedmans, Inc. Class A*...................        1,400          30,450
  Garden Ridge Corp.*........................        2,000          56,500

                                                NUMBER
                                               OF SHARES    VALUE

---------------------------------------------------------

SPECIALTY CHAINS (CONTINUED)
  West Marine, Inc.*.........................        2,000      $   64,000
                                                                ----------
                                                                   183,725
                                                                ----------
TELECOMMUNICATIONS EQUIPMENT -- 6.6%
  Active Voice Corp.*........................        1,800          51,075
  Brightpoint, Inc.*.........................        3,375          56,742
  California Amplifier, Inc.*................        3,600          75,150
  Comdial Corp.*.............................        2,400          29,550
  DSP Communications, Inc.*..................        2,900          95,700
  Network Express, Inc.......................        2,300          36,657
  Pronet Inc.*...............................        2,800          81,550
  TCSI Corp.*................................        6,100          91,500
  Tessco Technologies Inc.*..................        2,200          57,200
                                                                ----------
                                                                   575,124
                                                                ----------
TELEPHONE -- 0.90%
  A Plus Communications, Inc.*...............        2,800          42,700
  Pricellular Corp. Class A*.................        2,500          31,563
                                                                ----------
                                                                    74,263
                                                                ----------
WHOLESALE DISTRIBUTION
  -- 0.9%
  Daisytek International Corp.*..............        2,300          75,612
                                                                ----------
TOTAL COMMON STOCKS
  (Cost $7,892,184)........................................      8,346,340
                                                                ----------
--------------------------------------------------------------------------
COMMERCIAL PAPER -- 2.6%
--------------------------------------------------------------------------
  Melville Corp.
    6.650%, 10/02/95 (Cost $228,915).........                      228,915
                                                                ----------
TOTAL INVESTMENTS -- 99.0%
  (Cost $8,121,099)........................................      8,575,255
OTHER ASSETS LESS LIABILITIES
  -- 1.0%..................................................         85,101
                                                                ----------
NET ASSETS -- 100.0%.......................................     $8,660,356
                                                                ----------

------------
* Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

EMERGING GROWTH PORTFOLIO
-------------------------------------------------------------------

  GOAL: Seeks to maximize long-term capital appreciation through investment primarily in equity securities of successful U.S. companies with less than $500 million in market capitalization.

  REVIEW AND OUTLOOK: Shares of the Emerging Growth Portfolio rose briskly through spring and summer as small-company stocks assumed the lead in the 1995 bull market. The Portfolio's holdings in technology, telecommunications and health care helped it to post strong returns. The Portfolio's performance was especially strong during the summer months and resulted from the solid earnings growth of the companies in the Portfolio. For example, in the third quarter, 94% of companies held in the Portfolio reported earnings that exceeded or equaled Wall Street expectations while only 6% reported lower earnings. Standouts among the Portfolio's holdings included: Phycor, a rapidly growing company that manages specialty clinics for more than 1,500 physicians in 19 states; California Amplifier, a leader in microwave communications products; and United Waste Systems, a solid waste management system that is growing sales through acquisitions and is growing profits through sound management and cost-cutting efforts.
  We evaluate investment opportunities on a company-by-company basis using a disciplined process that considers more than 7,500 different stocks. The net result of these individual investment decisions at the end of September was a Portfolio that held 40% of assets in technology stocks, including 10% in software companies, 11% in semiconductor and electronic component companies, 6% in computer and office automation equipment and 5% in telecommunications companies. Health technology and services accounted for 17% of the Portfolio's holdings, with medical supply-companies, at 6% of the Portfolio, the largest single health-technology component group. Consumer goods and services companies made up 14% of the Portfolio.

  We believe the investing environment will continue to favor our growth-stock style. The country's slow, stable economic growth has resulted in low interest rates, which have benefited smaller growth companies. Larger economic trends are also improving the outlook for the type of companies we seek. Enhanced global competition has favored companies that help other companies improve productivity. This has been a major reason for this year's strong rise in technology company stocks. It is also a reason for our continued confidence in those technology companies that possess clear visions and strong products and that command stable market share or operate in well-defined market niches.

  We continue to find and invest in dynamic, growing small companies. We remain confident that the best American small companies will continue to grow and prosper. We believe that having a part of your portfolio invested in smaller companies through the Emerging Growth Portfolio is a good way to achieve long-term growth of capital.

                            REPRESENTATIVE HOLDINGS:

                                  Steris Corp.
                                  Phycor, Inc.
                           Aspect Telecommunications
                            Sierra Semiconductor Co.
                                  Kemet Corp.
                           Nautica Enterprises, Inc.
                           United Waste Systems, Inc.
                           Target Therapeutics, Inc.
                           Wolverine Worldwide, Inc.
                               Quarterdeck Corp.

--------------------------------------------------------------------------------

A CONVERSATION WITH CATHERINE AVERY SOMHEGYI
-------------------------------------------------------------------

                      Catherine Avery Somhegyi
     [PHOTO]          Portfolio Manager
                      Emerging Growth Portfolio

Q. CATHERINE, SMALLER-COMPANY STOCKS ENJOYED
SIGNIFICANT GAINS FROM APRIL THROUGH SEPTEMBER WITH THE EMERGING GROWTH PORTFOLIO PROVING ESPECIALLY ADEPT AT FINDING SUCCESS WITHIN THE GROUP. WHAT WAS HAPPENING IN THE MARKETS AND THE ECONOMY OVER THE MIDDLE PART OF 1995 TO SMALL CAPS AND THE PORTFOLIO?

A. As a class, smaller-company stocks were helped by the strong performance of technology-company stocks and from slow, stable economic growth and low interest rates. Of course, there were a host of other factors, but these are the ones that really tipped the balance in favor of smaller companies. We benefited from especially strong earnings growth by the companies in the Portfolio. That is really the strength and the intent of our bottom-up investment style. We look on a company-by-company basis over a broad universe of more than 7,500 stocks. We identify and invest in companies that are using change to their advantage, and that are exhibiting the fundamental strengths that we believe will translate into rapid share-price appreciation. This proved a highly effective strategy through spring and summer, and we think it is the best strategy for long-term investing in equities.

Q. WHAT IS YOUR OUTLOOK FOR NEXT YEAR?

A. Our outlook relates to our style: As bottom-up investment managers, we continue to identify and invest in companies that we believe are going to grow earnings in this slow-growth economy. I think there is still room for small-cap stocks to grow and I think it is likely that small-company growth will exceed large-company growth for some time. The Institutional Brokers Estimate System (I/B/E/S), an organization that analyzes earnings trends on a company-by-company basis, projects that small companies' earnings will grow 18%, on average, over the next five years, while large-company earnings will rise at only a 13% rate. That's a great outlook for small-company stocks for next year and beyond.

Q. HOW DOES NICHOLAS-APPLEGATE'S STYLE OF
INVESTING IN SMALL-COMPANIES DIFFER FROM THAT OF OTHER MANAGERS?

A. I think that what distinguishes our investment style from others is how we define growth and how that guides our investment decisions. We look for the kinds of positive, sustainable changes in companies that will lead to earnings accelerations and to capital appreciation. We devote a lot of time, energy and resources to developing good investment ideas and to determining that the good companies we have identified are in fact great investment opportunities. We are disciplined in our approach, which means that investors who depend on us for the small-company growth portion of their portfolios don't have to worry that we'll shift our style or focus with the latest market trend into some other class of investments. It also means we won't hold onto a stock just because it performed well in the past. We aren't sentimental. We strive always to move the Portfolio to strength.

--------------------------------------------------------------------------------

-------------------------------------------------------------------

Q. GIVEN THOSE ELEMENTS OF YOUR STYLE, DO YOU
EVER CONSCIOUSLY DECIDE TO CONCENTRATE ON PROMISING SECTORS OR INDUSTRIES LIKE TECHNOLOGY?

A. We focus on where the growth is going to come from and then we build our portfolio stock by stock, based on company fundamentals and market analysis. This accounts for our record of investing in promising sectors at opportune times. Our portfolio adjusts well for change as it happens, not as the result of top-down calls or market forecasts.

Q. WHY SHOULD INDIVIDUAL INVESTORS INCLUDE SMALL-
COMPANY STOCKS AS A PORTION OF THEIR INDIVIDUAL PORTFOLIOS?

A. If you look at the research of Ibbotson Associates you'll see that, historically, small-company stocks have earned superior long-term returns over all other classes of U.S. financial assets. Companies developing new and innovative products to meet the present and future needs of consumers and businesses have long fueled the growth of our economy. I see no reason to believe that situation is going to change. Also, bank accounts, certificates of deposit and bonds traditionally haven't stayed very far ahead of inflation. Large-cap stocks have done better than bonds, but since the 1920s, nothing has helped investors create wealth like small-company stocks.

Q. WHAT ARE SOME EXAMPLES OF COMPANIES YOU
ADDED OR DELETED FROM THE PORTFOLIO DURING THE PERIOD?

A. We bought Consolidated Graphics and Premenos
Technology in September. Consolidated Graphics is aggressively acquiring market share in the offset-printing business. We believe it is on track to become in the print-shop business what Staples and Office Depot have become in the office-supplies business. Premenos is a leader in the development of electronic-data-interchange software, which is used by businesses to interact with customers and suppliers using the Internet. We sold Skywest, Inc. in September. The company's earnings have been soft and are likely to continue soft as a result of increased competition. We also sold our position in Cheesecake Factory because of slow sales growth in its bakery stores.

--------------------------------------------------------------------------------

EMERGING GROWTH INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE EMERGING GROWTH INSTITUTIONAL PORTFOLIO WITH THE RUSSELL 2000 GROWTH INDEX.

         ANNUALIZED TOTAL RETURN
             SINCE INCEPTION                          ONE YEAR TOTAL RETURN
          (10/1/93 -- 09/30/95)                       (10/01/94 -- 09/30/95)
                  13.09%                                      32.82%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           Emerging Growth Institutional Portfolio    Russell 2000 Growth Index
10/2/97                                    250,000                      250,000
12/97                                       249920                       256565
3/98                                        234855                       246126
6/98                                        217519                       230682
9/98                                        240633                       252190
12/98                                       241147                       250325
3/99                                        255254                       264052
6/99                                        284571                       290246
9/99                                        319619                       323250

This graph is furnished to you in accordance with SEC regulations. It compares a $250,000 investment in the Emerging Growth Institutional Portfolio with the Russell 2000 Growth Index from the commencement of operations of the Portfolio on October 1, 1993 to the end of the Trust's semi-annual period on September 30, 1995, on a cumulative basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been assumed by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

The Russell 2000 Growth Index is an unmanaged index containing those securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index generally have higher price-to-book and price-earnings ratios. The Russell 2000 Index is an unmanaged index and is a widely regarded small-cap index of the 2,000 smallest securities in the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance of any index or Nicholas-Applegate Mutual Funds.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (UNAUDITED)
------------------------------------------------------------------------

EMERGING
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS -- 93.5%
----------------------------------------------

ADVERTISING -- 0.2%
  Heritage Media Corp. Class A*..............        37,900     $  1,141,737
                                                                ------------
AEROSPACE -- 0.1%
  Hexcel Corp.*..............................        43,600          463,250
                                                                ------------
AGRICULTURE -- 0.2%
  Dekalb Genetics Corp. Class B..............        19,500          916,500
                                                                ------------
AIR FREIGHT/SHAPING
  -- 0.6%
  Airborne Freight Corp......................       110,900        2,717,050
  Atlas Air, Inc.*...........................        33,000          734,250
                                                                ------------
                                                                   3,451,300
                                                                ------------
AIRLINES -- 0.9%
  America West Airlines, Inc.*...............       100,400        1,556,200
  Mesa Airlines, Inc.*.......................       300,800        3,064,400
  Midwest Express Holdings, Inc.*............        10,000          225,000
                                                                ------------
                                                                   4,845,600
                                                                ------------
ALCOHOLIC BEVERAGES -- 0.6%
  Canandaigua Wine, Inc. Class A*............        62,400        3,034,200
                                                                ------------
APPAREL -- 2.5%
  Authentic Fitness Corp.....................        22,000          495,000
  Cole Kenneth Productions, Inc.*............        41,800        1,468,225
  Donnkenny, Inc.*...........................        48,500        1,364,062
  Marisa Christina, Inc.*....................        40,400          646,400
  Nautica Enterprises, Inc.*.................       107,175        3,670,744
  Playtex Products, Inc......................        22,900          197,512
  Quiksilver, Inc.*..........................        34,400     $    933,100
  St. John Knits, Inc........................        20,000          975,000

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

APPAREL (CONTINUED)
  Wolverine Worldwide, Inc...................       129,200        3,536,850
                                                                ------------
                                                                  13,286,893
                                                                ------------
AUTOMOTIVE EQUIPMENT
  -- 0.5%
  Custom Chrome, Inc.*.......................        10,000          226,250
  Intermet Corp..............................        20,000          225,000
  Titan Wheel International, Inc.............       135,975        2,328,572
  Top Source Technologies, Inc.*.............        17,300          152,456
                                                                ------------
                                                                   2,932,278
                                                                ------------
BIOTECHNOLOGY -- 4.7%
  Agouron Pharmaceuticals, Inc.*.............        57,200        1,644,500
  Applied Bioscience International, Inc.*....        80,000          510,000
  Bio-Vascular, Inc.*........................        30,000          540,000
  Biochem Pharma, Inc.*......................        63,600        2,027,250
  Carrington Laboratories, Inc.*.............        70,000        2,432,500
  Cephalon, Inc.*............................        18,500          508,750
  Cytel Corp.*...............................        30,000          210,000
  Genzyme Corp.*.............................        50,000          725,000
  Gilead Sciences, Inc.*.....................        15,000          330,000
  Idexx Laboratories Corp.*..................        96,800        3,605,800
  Immulogic Pharmaceutical Corp.*............        40,000          490,000
  Interneuron Pharmaceuticals, Inc.*.........        30,000          345,000
  Martek Biosciences Corp.*..................        37,000          601,250
  Matrix Pharmaceuticals, Inc.*..............        40,000     $    560,000
  Mentor Corp................................        77,300        3,517,150
  Mycogen Corp.*.............................        25,000          343,750
  Neurogen Corp.*............................        48,000        1,068,000
  Northfield Laboratories, Inc.*.............        40,000          740,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EMERGING
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

BIOTECHNOLOGY (CONTINUED)
  Quintiles Transnational Corp.*.............        32,800        1,935,200
  Regeneron Pharmaceuticals, Inc.*...........        40,000          625,000
  Sepracor, Inc.*............................        20,000          432,500
  Sequus Pharmaceuticals, Inc.*..............       136,500        1,586,812
  Vical, Inc.*...............................        30,000          352,500
                                                                ------------
                                                                  25,130,962
                                                                ------------
BROADCASTING -- 2.1%
  American Radio Systems Corp.*..............        52,400        1,296,900
  Citicasters, Inc.*.........................        34,600        1,154,775
  Data Broadcasting Corp.*...................        60,000          461,250
  E Z Communication, Inc. Class A*...........        10,000          192,500
  Emmis Broadcasting Corp. Class A*..........        35,100        1,101,262
  Evergreen Media Corp. Class A*.............        54,400        1,550,400
  Heftel Broadcastingn Corp. Class A*........        20,000          385,000
  Renaissance Communications Corp.*..........        44,100        1,543,500
  Saga Communications, Inc. Class A*.........        40,050          635,794
  SFX Broadcasting, Inc. Class A*............        12,000          342,000
  United Video Satellite Group, Inc. Class
    A*.......................................         9,500          282,625
  Westcott Communications, Inc.*.............        60,000     $    907,500
  Westwood One, Inc..........................        72,200        1,299,600
  Young Broadcasting Corp. Class A*..........        11,400          356,250
                                                                ------------
                                                                  11,509,356
                                                                ------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

BUILDING MATERIALS -- 0.0%
  Republic Gypsum Co.........................        20,200          239,875
                                                                ------------
BUILDING MATERIAL CHAINS -- 0.3%
  Mueller Industries, Inc.*..................        32,300        1,675,562
                                                                ------------
CATALOG/OUTLET STORES
  -- 0.2%
  Black Box Corp.*...........................        20,000          370,000
  The Sports Authority, Inc.*................        31,900          881,237
                                                                ------------
                                                                   1,251,237
                                                                ------------
CHEMICALS -- 0.7%
  Bush Boake Allen, Inc.*....................        64,400        1,819,300
  Mississippi Chemical Corp..................        96,800        2,032,800
                                                                ------------
                                                                   3,852,100
                                                                ------------
COMPUTERS/OFFICE AUTOMATION -- 5.7%
  Auspex Systems, Inc.*......................       120,300        1,879,687
  Boca Research, Inc.*.......................        89,700        2,175,225
  Cognex Corp.*..............................        60,500        2,919,125
  Computer Horizons Corp.*...................        20,000          400,000
  Computervision Corp.*......................       104,400        1,265,850
  Danka Business Systems
    PLC Sponsored ADR (Argentina)............        18,800          676,800
  Diamond Multimedia Systems, Inc.*..........        86,900        2,802,525
  Eltron International, Inc.*................        39,900        1,127,175
  Emulex Corp................................        33,600          445,200
  Microcom, Inc.*............................        41,400          781,425
  Micros Systems, Inc.*......................        27,800     $    993,850
  Mylex Corp.*...............................        20,000          340,000
  Optical Data Systems, Inc.*................        66,600        2,597,400
  Pinacle Systems, Inc.*.....................        32,600        1,002,450
  Planar Systems, Inc.*......................        41,200          834,300
  Safeguard Scientifics, Inc.*...............        58,650        2,815,200
  Softdesk, Inc.*............................         4,800          121,200

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

COMPUTERS/OFFICE AUTOMATION (CONTINUED)
  StorMedia, Inc.*...........................        72,500        3,280,625
  Telxon Corp................................       151,600        3,619,450
  Titan Corp.*...............................        69,500          668,937
                                                                ------------
                                                                  30,746,424
                                                                ------------
CONSUMER ELECTRICALS
  -- 0.3%
  Harman International Industries, Inc.......        34,440        1,687,560
                                                                ------------
CONTAINERS -- 0.1%
  Aptargroup, Inc............................        14,500          480,313
                                                                ------------
CONTRACT DRILLING -- 0.9%
  Global Marine, Inc.........................       214,900        1,531,162
  Nabors Industries, Inc.*...................        58,300          550,206
  Noble Drilling Corp.*......................       165,700        1,284,175
  Reading & Bates Corp.......................       124,600        1,495,200
                                                                ------------
                                                                   4,860,743
                                                                ------------
DEPARTMENT/DISCOUNT STORES -- 0.6%
  Carson Pirie Scott & Co.*..................       133,600        2,538,400
  Proffitt's, Inc.*..........................        25,200          693,000
                                                                ------------
                                                                   3,231,400
                                                                ------------
DRUGS/PHARMACEUTICALS
  -- 1.0%
  Dura Pharmaceuticals, Inc.*................       101,800        3,028,550
  Jones Medical Industries, Inc..............        15,000     $    268,125
  North American Biologicals, Inc.*..........        60,400          498,300
  Owen Healthcare, Inc.*.....................        10,000          163,125
  Watson Pharmaceuticals, Inc.*..............        29,600        1,213,600
                                                                ------------
                                                                   5,171,700
                                                                ------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

ELECTRONIC DATA PROCESSING -- 1.8%
  Affiliated Computer Services, Inc.*........        23,700          693,225
  Concord Computing Corp.*...................        66,400        2,025,200
  Envoy Corp.*...............................        63,100          757,200
  Fair Isaac & Co., Inc......................        16,600          481,400
  Health Management Systems, Inc.*...........        91,500        2,562,000
  Sungard Data Systems, Inc.*................        91,100        2,664,675
  Systems & Computer Technology Corp.........         6,900          186,300
  Transaction Network Services, Inc..........        17,400          467,625
                                                                ------------
                                                                   9,837,625
                                                                ------------
ELECTRONIC INSTRUMENTS
  -- 4.3%
  Belden, Inc................................        38,800        1,018,500
  Checkpoint Systems, Inc.*..................       113,400        2,990,925
  Cincinnati Microwave, Inc.*................        63,200          955,900
  Coherent, Inc.*............................        90,700        3,310,550
  Credence Systems Corp.*....................        82,950        3,006,937
  Cyberoptics Corp.*.........................        12,000          408,000
  FSI International, Inc.*...................       126,900        4,219,425
  Lo-Jack Corp.*.............................       127,500        2,103,750
  Mattson Technology, Inc.*..................        46,800        1,989,000
  Oak Industries, Inc.*......................        50,000     $  1,506,250
  Robotic Vision Systems, Inc.*..............        43,400        1,009,050
  Trimble Navigation LTD.....................        34,700          876,175
                                                                ------------
                                                                  23,394,462
                                                                ------------
ENTERTAINMENT -- 0.9%
  Hollywood Entertainment Corp.*.............       130,600        2,799,737
  Movies, Inc.*..............................        10,000          196,250
  Movie Gallery, Inc.*.......................        27,000        1,154,250

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EMERGING
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

ENTERTAINMENT (CONTINUED)
  Regal Cinemas, Inc.*.......................        21,950          902,694
                                                                ------------
                                                                   5,052,931
                                                                ------------
ENVIRONMENTAL SERVICES
  -- 2.0%
  Newpark Resources, Inc.*...................        57,000          997,500
  Republic Waste Industries*.................        19,000          439,375
  Sanifill, Inc.*............................        52,200        1,709,550
  Tetra Technologies, Inc.*..................        42,300          581,625
  United Waste Systems, Inc.*................        86,600        3,615,550
  U.S. Filter Corp.*.........................        58,000        1,392,000
  U.S.A. Waste Services, Inc.*...............        96,100        1,873,950
                                                                ------------
                                                                  10,609,550
                                                                ------------
FINANCE COMPANIES
  -- 1.9%
  Aames Financial Corp.......................         8,000          234,000
  AmeriCredit Corp.*.........................       104,000        1,547,000
  CMAC Investment Corp.......................        40,300        2,120,787
  Imperial Credit Industries, Inc.*..........        30,000          851,250
  MS Financial, Inc.*........................        15,000          172,500
  NAL Financial Group, Inc.*.................        45,000          770,625
  North American Mortgage Co.................        69,600     $  1,809,600
  Olympic Financial LTD*.....................        34,700          949,912
  West Corp., Inc............................        56,100        1,136,025
  World Acceptance Corp.*....................        28,500          406,125
                                                                ------------
                                                                   9,997,824
                                                                ------------
FOOD CHAINS -- 0.3%
  Casey's General Stores, Inc................        61,900        1,400,487
                                                                ------------
GAMBLING -- 1.4%
  Casino Data Systems........................        30,000          802,500

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

GAMBLING (CONTINUED)
  Grand Casinos, Inc.*.......................        78,800        3,201,250
  Griffen Gaming & Entertainment, Inc.*......         7,820           99,705
  Players International, Inc.................       131,800        1,894,625
  Station Casinos, Inc.*.....................        94,600        1,454,475
                                                                ------------
                                                                   7,452,555
                                                                ------------
GROCERY PRODUCTS -- 0.1%
  Alpine Lace Brands, Inc.*..................        10,000          110,000
  Opta Food Ingredients, Inc.*...............        25,000          393,750
                                                                ------------
                                                                     503,750
                                                                ------------
HOME FURNISHINGS -- 0.1%
  Renters Choice, Inc.*......................        25,000          765,625
                                                                ------------
HOMEBUILDING -- 1.2%
  Champion Enterprises, Inc.*................        59,700        1,186,537
  Oakwood Homes Corp.........................        37,400        1,318,350
  Redman Industries, Inc.*...................        30,400          790,400
  Toll Brothers, Inc.*.......................        81,000        1,528,875
  U.S. Home Corp.............................        62,400        1,560,000
                                                                ------------
                                                                   6,384,162
                                                                ------------
HOSPITALS -- 1.0%
  Community Health Systems, Inc.*............        95,500        3,855,812
  Gulf South Medical Supply, Inc.*...........        41,800     $  1,029,325
  Health Management Associates, Inc. Class
    A........................................        21,812          700,711
                                                                ------------
                                                                   5,585,848
                                                                ------------
INDUSTRIAL ENGINEERING/ CONSTRUCTION -- 0.1%
  Greenwich Air Services, Inc.*..............         8,300          170,150

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

INDUSTRIAL ENGINEERING/ CONSTRUCTION
  (CONTINUED)
  Insituform Technologies, Inc. Class A*.....        27,000          378,000
                                                                ------------
                                                                     548,150
                                                                ------------
LODGING -- 0.6%
  Doubletree Corp.*..........................        14,300          318,175
  John Q. Hammons Hotels, Inc.*..............        19,900          256,212
  Prime Hospitality Corp.*...................       187,500        1,921,875
  Studio Plus Hotels, Inc.*..................        26,500          609,500
                                                                ------------
                                                                   3,105,762
                                                                ------------
MACHINERY/EQUIPMENT
  -- 2.2%
  AG Associates, Inc.*.......................        19,100          487,050
  Agco Corp..................................        25,950        1,180,725
  Brooks Automation, Inc.*...................        25,100          539,650
  Computational Systems, Inc.*...............        20,000          325,000
  Digitran Systems, Inc.*....................        14,500           14,500
  Duriron Company, Inc.......................        21,900          640,575
  Gasonics International Corp.*..............        47,900        1,784,275
  Greenfield Industries, Inc.................        57,900        1,780,425
  Helix Technology Corp......................        31,500        1,456,875
  IMO Industries, Inc.*......................        40,200          371,850
  Plasma & Materials Technologies, Inc.*.....        15,000          264,375
  Trimas Corp................................        28,600          593,450
  Watkins-Johnson Co.........................        30,600     $  1,675,350
  Zebra Technologies Corp. Class A*..........        15,200          809,400
                                                                ------------
                                                                  11,923,500
                                                                ------------
MANAGED HEALTHCARE/ HMO'S/PPO'S -- 0.6%
  Apogee, Inc.*..............................        39,900          728,175
  CRA Managed Care, Inc.*....................        19,100          413,037

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

MANAGED HEALTHCARE/ HMO'S/PPO'S (CONTINUED)
  Inphynet Medical Management, Inc.*.........        19,100          358,125
  Medcath, Inc.*.............................        18,200          336,700
  OccuSystems, Inc.*.........................        26,600          551,950
  Orthodontic Centers of America, Inc.*......        19,600          632,100
  Sierra Health Services, Inc.*..............        10,000          250,000
                                                                ------------
                                                                   3,270,087
                                                                ------------
MEDICAL SPECIALTIES -- 0.2%
  Endosonics Corp.*..........................         8,100          107,325
  Express Scripts, Inc. Class A*.............        21,600          950,400
                                                                ------------
                                                                   1,057,725
                                                                ------------
MEDICAL SUPPLIES -- 5.6%
  Amsco International, Inc.*.................        71,600        1,423,050
  AVECOR Cardiovascular, Inc.*...............        19,100          267,400
  Benson Eyecare Corp.*......................        80,000          790,000
  Conmed Corp................................         6,800          222,700
  Daig Corp.*................................        14,500          351,625
  Diagnostic Products Corp...................        11,100          427,350
  Hologic, Inc.*.............................        30,000          690,000
  Instent, Inc.*.............................        20,000          325,000
  Invacare Corp..............................        47,500        2,280,000
  Keravision, Inc.*..........................        40,000          435,000
  Lunar Corp.*...............................         8,000          266,000
  Medisense, Inc.*...........................        33,100          798,537
  Metra Biosystems, Inc.*....................        34,000     $    663,000
  Nellcor, Inc.*.............................        90,700        4,478,312
  Omnicare, Inc..............................       106,200        4,141,800
  Orthofix International N.V.................        28,600          443,300
  Osteotech, Inc.*...........................        10,000           82,500
  Ostex International, Inc.*.................        20,000          447,500
  Research Industries Corp.*.................         9,000          262,125

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EMERGING
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

MEDICAL SUPPLIES (CONTINUED)
  ResMed, Inc.*..............................        29,400          521,850
  Serologicals Corp.*........................        10,000          155,000
  Steris Corp.*..............................       146,200        6,158,675
  Target Therapeutics, Inc.*.................        49,600        3,472,000
  Uromed Corp.*..............................        15,000          150,000
  Ventritex, Inc.*...........................        15,000          322,500
  Vital Signs, Inc...........................        19,000          394,250
                                                                ------------
                                                                  29,969,474
                                                                ------------
MEDICAL/NURSING/HEALTH SERVICES -- 3.4%
  ABR Information Services, Inc.*............        10,950          276,487
  American Homepatient, Inc.*................        23,900          609,450
  American Oncology Resources, Inc.*.........        46,900        2,016,700
  EmCare Holdings, Inc.*.....................        20,300          449,138
  Genesis Health Ventures, Inc.*.............        88,700        3,171,025
  Mariner Health Group, Inc.*................       143,300        2,024,112
  Pacific Physician Services, Inc............        40,000          690,000
  Pediatric Services of America, Inc.*.......        15,100          290,675
  Phycor, Inc.*..............................       155,575        5,328,444
  Renal Treatment Centers, Inc.*.............        45,100        1,668,700
  Rotech Medical Corp.*......................        77,700     $  1,932,788
                                                                ------------
                                                                  18,457,519
                                                                ------------
METALS -- 0.5%
  Agnico-Eagle Mines, Inc....................        60,200          835,275
  Commonwealth Aluminum Corp.................       100,000        1,750,000

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

METALS (CONTINUED)
  UNR Industries, Inc........................        39,900          344,137
                                                                ------------
                                                                   2,929,412
                                                                ------------
MULTI-LINE INSURERS
  -- 0.1%
  Penncorp Financial Group, Inc..............        29,100          694,762
                                                                ------------
OIL/GAS PRODUCTION
  -- 1.0%
  Barrett Resources Corp.*...................        45,900        1,032,750
  Benton Oil & Gas Co.*......................        66,600          740,925
  Brown (Tom), Inc.*.........................        58,700          799,787
  Global Natural Resources, Inc.*............        48,800          481,900
  Nuevo Energy Co.*..........................        10,000          225,000
  Phoenix Resource Companies, Inc............         9,500          368,125
  Pogo Producing Co..........................        26,000          591,500
  Vintage Petroleum, Inc.....................        51,500        1,081,500
                                                                ------------
                                                                   5,321,487
                                                                ------------
OILFIELD SERVICES/EQUIPMENT -- 1.7%
  BJ Services Co.*...........................       110,400        2,787,600
  Camco International, Inc...................        29,700          727,650
  Energy Ventures, Inc.*.....................        15,000          348,750
  Marine Drilling Co., Inc...................        38,000          161,500
  Pool Energy Services Co.*..................        10,200           89,250
  Pride Petroleum Services, Inc.*............        50,000          500,000
  Smith International, Inc...................        63,100        1,096,362
  Varco International, Inc.*.................        94,700          958,838
  Weatherford International, Inc.*...........       171,000     $  2,223,000
                                                                ------------
                                                                   8,892,950
                                                                ------------
OTHER COMMERCIAL/ INDUSTRIAL SERVICES
  -- 0.8%
  Copart, Inc.*..............................        21,100          480,025

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

OTHER COMMERCIAL/ INDUSTRIAL SERVICES
  (CONTINUED)
  G&K Services, Inc. Class A.................        16,450          382,462
  HighwayMaster Communications, Inc.*........        15,000          195,000
  National Education Corp.*..................        40,000          320,000
  National Wireless Holdings, Inc.*..........         9,500          123,500
  Robert Half International, Inc.*...........        34,500        1,177,313
  Romac International, Inc.*.................        20,000          340,000
  U.S. Delivery Systems, Inc.*...............        39,500        1,135,625
                                                                ------------
                                                                   4,153,925
                                                                ------------
OTHER CONSUMER DURABLES -- 0.2%
  China Yuchai International LTD.............        14,000          171,500
  Sola International, Inc.*..................        30,000          663,750
                                                                ------------
                                                                     835,250
                                                                ------------
OTHER CONSUMER NON-DURABLES -- 0.3%
  Blyth Industries, Inc.*....................        27,000        1,262,250
  USA Detergents, Inc.*......................        29,000          601,750
                                                                ------------
                                                                   1,864,000
                                                                ------------
OTHER CONSUMER SERVICES
  -- 0.6%
  Apollo Group, Inc. Class A*................        14,799     $    388,474
  Arch Communications Group, Inc.*...........        49,000        1,286,250
  Equity Corp. International*................        10,000          247,500
  Norrell Corp...............................        21,900          711,750
  Staff Builders, Inc.*......................        63,400          324,925

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

OTHER CONSUMER SERVICES
  (CONTINUED)
  U.S. Order, Inc.*..........................        28,800          532,800
                                                                ------------
                                                                   3,491,699
                                                                ------------
OTHER ENERGY -- 0.2%
  Trigen Energy, Inc.........................        46,500        1,028,812
                                                                ------------
OTHER FINANCIAL SERVICES
  -- 0.1%
  WFS Financial, Inc.*.......................        30,000          682,500
                                                                ------------
OTHER HEALTH TECHNOLOGY/ SERVICES -- 0.4%
  C.I.S. Technologies, Inc.*.................        60,000          232,500
  Horizon Mental Health Management, Inc.*....        15,600          237,900
  Physician Reliance Network, Inc.*..........        20,700          765,900
  RTW, Inc.*.................................        34,000          943,500
  Summit Medical Systems, Inc................        15,900          238,500
                                                                ------------
                                                                   2,418,300
                                                                ------------
OTHER INSURANCE SERVICES
  -- 0.1%
  Fidelity National Financial, Inc...........        22,600          322,050
  First American Financial Corp..............        11,400          275,025
                                                                ------------
                                                                     597,075
                                                                ------------
OTHER PRODUCERS/ MANUFACTURING -- 1.2%
  Blount, Inc. Class A.......................        12,600     $    600,075
  BMC Industries, Inc........................        39,800        1,537,275
  Lydall, Inc.*..............................        18,700          465,163
  Nu-Kote Holding, Inc. Class A*.............        79,400        1,726,950
  Simula, Inc.*..............................        49,650        1,247,456
  Wolverine Tube, Inc.*......................        19,100          723,413
                                                                ------------
                                                                   6,300,332
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EMERGING
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

OTHER RETAIL TRADE
  -- 0.2%
  Corporate Express, Inc.....................        19,350          471,656
                                                                ------------
OTHER TECHNOLOGY -- 1.2%
  Henry (Jack) & Associates..................        20,000          405,000
  Hutchinson Technology, Inc.*...............        40,000        2,490,000
  Renaissance Solutions, Inc.*...............        23,100          563,063
  Technology Solutions Company*..............        30,000          540,000
  Vicor Corp.*...............................        67,000        1,620,563
  3D Systems Corp.*..........................        46,900          785,575
                                                                ------------
                                                                   6,404,201
                                                                ------------
PRINTING/FORMS -- 0.7%
  Consolidated Graphics, Inc.*...............        60,300        1,296,450
  Devon Group, Inc.*.........................         9,500          410,875
  Scientific Games Holding Corp.*............        55,000        2,055,625
                                                                ------------
                                                                   3,762,950
                                                                ------------
PROPERTY-CASUALTY INSURERS -- 0.3%
  Allied Group, Inc..........................        18,000          589,500
  Foremost Corp. of America..................         5,900          261,075
  Vesta Insurance Group, Inc.................        21,400     $    829,250
                                                                ------------
                                                                   1,679,825
                                                                ------------
REAL ESTATE BROKERS/SERVICES -- 0.2%
  Amresco, Inc...............................        53,000          689,000
  NHP, Inc.*.................................        25,000          346,875
  Redwood Trust, Inc.........................        14,000          281,750
                                                                ------------
                                                                   1,317,625
                                                                ------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

RECREATIONAL PRODUCTS
  -- 0.2%
  Ride, Inc.*................................        30,000          630,000
  Toro Co....................................        14,800          466,200
                                                                ------------
                                                                1,096,200...
                                                                ------------
REAL ESTATES INVESTMENT TRUSTS -- 1.2%
  Beacon Properties Corp.....................        15,500          331,313
  CWM Mortgage Holdings, Inc.................       140,500        1,896,750
  Equity Inns, Inc...........................        30,700          360,725
  FelCor Suite Hotels, Inc...................        19,100          573,000
  Macerich Co. (The).........................        31,500          669,375
  Mid-America Apartment Communities, Inc.....        13,400          331,650
  Oasis Residential, Inc.....................        20,200          454,500
  Shurgard Storage Centers, Inc. Class A.....        25,100          624,363
  Storage USA, Inc...........................        24,300          750,263
  Sunstone Hotel Investors, Inc.*............        20,000          192,500
  Weeks Corp.................................        19,900          480,088
                                                                ------------
                                                                   6,664,527
                                                                ------------
RESTAURANTS -- 1.6%
  Apple South, Inc...........................       138,400        3,148,600
  Applebee's International, Inc..............        99,400     $  2,708,650
  CKE Restaurants, Inc.......................        42,100          547,300
  Daka International, Inc.*..................        23,000          753,250
  Longhorn Steaks, Inc.*.....................        13,500          239,625
  O'Charleys, Inc.*..........................        35,170          527,550
  Papa John's International, Inc.*...........        12,200          549,000
                                                                ------------
                                                                   8,473,975
                                                                ------------
RETAIL/FOOD DISTRIBUTION
  -- 0.4%
  Richfood Holdings, Inc.....................        95,700        2,410,444
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

SAVINGS & LOAN ASSOCIATIONS -- 0.3%
  Commercial Federal Corp.*..................        43,000        1,537,250
                                                                ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 11.5%
  Adflex Solutions, Inc.*....................        15,000          335,625
  ALANTEC Corp.*.............................        45,500        1,444,625
  ANADIGICS, Inc.*...........................        20,000          555,000
  Burr-Brown Corp.*..........................        41,700        1,553,325
  Chips & Technologies, Inc.*................       120,900        1,632,150
  C.P. Clare Corp.*..........................         5,700          145,350
  Dallas Semiconductor Corp..................        20,000          410,000
  Electro Scientific Industries, Inc.........        28,400          990,450
  Electroglas, Inc...........................        47,200        3,215,500
  Emerson Radio Corp.*.......................        70,200          210,600
  Epic Design Technology, Inc.*..............        43,700        2,119,450
  Exar Corp.*................................        93,600        3,346,200
  Flextronics International, LTD.............        61,100        1,573,325
  Hadco Corp.*...............................        37,100        1,010,975
  Information Storage Devices, Inc.*.........        35,000     $    791,875
  Interlink Electronics, Inc.*...............        13,200          143,550
  International Rectifier Corp.*.............        35,800        1,440,950
  Kemet Corp.*...............................       108,800        3,726,400
  Kent Electronics Corp.*....................        15,000          658,125
  Level One Communications, Inc.*............        49,100        1,153,850
  Marshall Industries*.......................        38,100        1,438,275
  Merix Corp.*...............................        37,600        1,203,200
  Oak Technology, Inc.*......................        73,300        3,078,600
  Orbit Semiconductor, Inc.*.................        19,500          370,500

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

SEMICONDUCTORS/ELECTRONIC COMPONENTS
  (CONTINUED)
  Pioneer Standard Electronics, Inc..........       157,675        2,759,313
  Quality Semiconductor, Inc.*...............        26,500          430,625
  Sanmina Corp.*.............................        40,000        1,910,000
  SDL, Inc.*.................................        58,000        1,638,500
  Semitool, Inc.*............................        38,500          962,500
  Sierra Semiconductor Corp.*................        85,900        4,219,838
  Silicon Valley Group, Inc.*................        87,100        3,364,238
  Symmetricom, Inc.*.........................        87,400        1,966,500
  S3, Inc.*..................................        82,800        2,887,650
  Tower Semiconductor LTD....................        67,700        2,200,250
  Trident Microsystems, Inc.*................        42,800          930,900
  Triquint Semiconductor, Inc.*..............        46,200        1,056,825
  Ultratech Stepper, Inc.*...................        80,400        3,396,900
  Wyle Electronics, Inc......................        40,000        1,795,000
                                                                ------------
                                                                  62,066,939
                                                                ------------
SOAPS/COSMETICS -- 0.0%
  Guest Supply, Inc.*........................         1,300           40,138
                                                                ------------
SOFTWARE -- 10.4%
  Activision, Inc.*..........................        80,000     $  1,270,000
  Applix, Inc.*..............................        41,100          904,200
  ArcSys, Inc.*..............................        61,400        2,532,750
  Artisoft Inc...............................        40,000          425,000
  Astea International, Inc.*.................        25,000          500,000
  Atria Software, Inc.*......................        45,200        1,322,100
  Business Objects SA
    Sponsored ADR (France)*..................        54,500        2,323,063
  CBT Group PLC
    Sponsored ADR (Ireland)*.................        40,800        1,948,200
  Cognos, Inc.*..............................        83,000        2,842,750

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EMERGING
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

SOFTWARE (CONTINUED)
  Computron Software, Inc.*..................         5,000           86,250
  Continuum, Inc.*...........................        19,600          752,150
  Control Data Systems, Inc.*................        47,400          574,725
  Datastream Systems, Inc.*..................         5,800          131,950
  Dendrite International, Inc.*..............         5,500           83,875
  Edmark Corp................................        10,000          481,250
  Fulcrum Technologies, Inc.*................        16,000          374,000
  HCIA, Inc.*................................        20,000          515,000
  HNC Software, Inc.*........................        40,800        1,071,000
  Hummingbird Communications LTD.*...........        30,000        1,117,500
  Hyperion Software Corp.*...................        22,400        1,271,200
  Ikos Systems, Inc.*........................         3,600           42,750
  Inference Corp.*...........................         4,000           60,000
  Integrated Silicon Systems*................        20,500          615,000
  Integrated Systems, Inc.*..................        19,100          749,675
  Intersolv*.................................        91,500        1,841,438
  Maxis, Inc.*...............................        16,500          726,000
  McAfee Associates, Inc.*...................        28,600        1,472,900
  MDL Information Systems, Inc.*.............        19,100     $    355,738
  Medic Computer Systems, Inc.*..............        19,100          969,325
  Mercury Interactive Corp.*.................        40,000        1,110,000
  National Instruments Corp.*................        24,000          486,000
  NETCOM On-Line Communication Services,
    Inc.*....................................        44,000        1,936,000
  Novadigm, Inc.*............................        40,000          675,000
  On Technology Corp.*.......................         7,000          120,750

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

SOFTWARE (CONTINUED)
  Open Environment Corp.*....................        36,600          640,500
  Perceptron, Inc.*..........................        23,800          571,200
  Performance Systems International, Inc.*...        99,700        2,143,550
  Platinum Technology, Inc.*.................       149,263        3,059,892
  Premenos Technology Corp.*.................        10,000          325,000
  PRI Automation, Inc.*......................        59,700        2,447,700
  Pure Software, Inc.*.......................         5,000          178,750
  Quarterdeck Corp.*.........................        83,700        1,621,688
  Rainbow Technologies, Inc.*................        36,300          716,925
  Seer Technologies, Inc.*...................         5,000           75,625
  Shiva Corp.*...............................         5,800          355,250
  Sierra On-Line, Inc........................        77,700        3,049,725
  Smith Mico Software, Inc.*.................         8,000           79,000
  Software Artistry, Inc.*...................        40,000          760,000
  Stac Electronics*..........................        98,000          918,750
  Sterling Software, Inc.*...................        59,900        2,725,450
  Structural Dynamics Research*..............        96,000        1,782,000
  Syncronys Softcorp.........................        20,000          270,000
  Systemsoft Corp.*..........................        19,100          293,663
  Unison Software, Inc.*.....................         5,000     $     75,000
  USDATA Corp.*..............................         5,000          122,500
  Videoserver, Inc.*.........................        40,000        1,410,000
  Wind River Systems*........................        27,100          636,850
                                                                ------------
                                                                55,946,557..
                                                                ------------
SPECIALTY CHAINS -- 1.3%
  Compusa, Inc.*.............................        83,700        3,599,100
  Friedman's Inc. Class A*...................        15,900          345,825
  Just for Feet, Inc.*.......................        40,800        1,254,600
  Men's Warehouse, Inc.*.....................        31,800        1,144,800
  Petco Animal Supplies, Inc.*...............        17,100          444,600

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

SPECIALTY CHAINS (CONTINUED)
  Regis Corp.................................        14,500          311,750
  West Marine, Inc.*.........................         1,600           51,200
                                                                ------------
                                                                   7,151,875
                                                                ------------
SPECIALTY INSURERS -- 0.0%
  United Dental Care, Inc.*..................         5,000          150,000
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT -- 5.4%
  ACT Networks, Inc.*........................        61,100          656,825
  Aspect Telecommunications Corp.*...........       195,000        5,265,000
  Bolt, Beranek & Newman, Inc.*..............       116,100        4,339,238
  Brightpoint, Inc.*.........................        42,625          716,633
  BroadBand Technologies, Inc.*..............        23,800          511,700
  Cable Design Technologies*.................        19,000          570,000
  California Amplifier, Inc.*................        20,000          417,500
  Coherent Communications Systems, Inc.*.....        20,000          550,000
  Comversa Technology, Inc...................       100,000        2,175,000
  Digital Link Corp.*........................        59,800        1,539,850
  DSP Communications, Inc.*..................        60,300     $  1,989,900
  Eicon Technology Corp.*....................        15,000          121,400
  Harmonic Lightwaves, Inc.*.................        26,600          478,800
  Inter-Tel, Inc.*...........................        35,700          629,213
  P Com, Inc.*...............................        30,000        1,342,500
  Pairgain Technologies, Inc.*...............         8,000          276,000

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT (CONTINUED)

  Picturetel Corp.*..........................        68,200        3,086,050
  ProNet, Inc.*..............................         9,500          276,688
  Spectrian Corp.............................        58,600        1,999,725
  Tekelec*...................................        22,900          515,250
  Teltrend, Inc.*............................        35,200        1,161,600
  Tessco Technologies, Inc...................        27,800          722,800
                                                                ------------
                                                                  29,341,672
                                                                ------------
TELEPHONE -- 0.5%
  A-Plus Communications, Inc.*...............        10,000          152,500
  Commnet Cellular, Inc.*....................        64,500        1,870,500
  Intermedia Communications of Florida,
    Inc.*....................................        30,000          457,500
  Metrocall, Inc.*...........................        15,000          416,250
                                                                ------------
                                                                   2,896,750
                                                                ------------
TOBACCO PRODUCTS -- 0.4%
  Mafco Consolidated Group, Inc.*............        83,800        2,157,850
                                                                ------------
WHOLESALE DISTRIBUTION
  -- 0.3%
  Daisytek International Corp.*..............         2,200           72,325
  GEAC Computer Corp. LTD*...................        41,200          567,240
  U.S. Office Products Co.*..................        47,400          716,925
                                                                ------------
                                                                   1,356,490
                                                                ------------
TOTAL COMMON STOCKS -- 93.5%
  (Cost $381,249,292)......................................      503,363,454
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EMERGING
GROWTH FUND                              PRINCIPAL
                                          AMOUNT          VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

COMMERCIAL PAPER -- 3.1%
------------------------------------------------
  Household Finance
    Co. 6.500%,
    10/02/95.........  $11,842,000  $ 11,837,723
  J.P. Morgan & Co.
    6.500%,
    10/02/95.........    4,924,000     4,922,222
                                    ------------
TOTAL COMMERCIAL PAPER
  (Cost $16,759,945)..............    16,759,945
                                    ------------

                                         PRINCIPAL
                                          AMOUNT          VALUE

---------------------------------------------------------

REPURCHASE AGREEMENT -- 1.7%
------------------------------------------------
  J.P. Morgan & Co.,
    Inc. $9,398,000
    at 6.200%
    (Agreement dated
    09/29/95; to be
    repurchased at
    $9,402,856 on
    10/02/95;
    collateralized by
    $7,453,000 U.S.
    Treasury Notes,
    10.000% due
    05/15/10) (Value
    $9,865,400) (Cost
    $9,398,000)......  $ 9,398,000  $  9,398,000
                                    ------------
TOTAL INVESTMENTS -- 98.3%
  (Cost $407,407,237).............   529,521,399
OTHER ASSETS LESS LIABILITIES --
  1.7%............................     9,012,006
                                    ------------
NET ASSETS -- 100.0%..............  $538,533,405
                                    ------------

------------
* Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

CORE GROWTH PORTFOLIO
-------------------------------------------------------------------

  GOAL: Seeks to maximize long-term capital appreciation through investment primarily in U.S. companies, generally over $500 million in total stock market value.

  REVIEW AND OUTLOOK: The Core Growth Portfolio delivered strong returns to investors through spring and summer. Our holdings in technology, telecommunications, health care and health services helped lift the Portfolio's return well ahead of the Standard & Poor's indexes for large and mid-sized companies. Our choice of equities within the mid-cap class, which currently constitute the bulk of the Portfolio's holdings, helped us achieve this superior performance. On average, mid-sized companies' stocks, as measured by the Standard & Poor's 400 Index, outperformed large companies' stocks, as measured by the Standard & Poor's 500 Index, by 19.3% to 18.3% from April through September.

  The Portfolio's performance was tied to our investing style, which emphasizes growth. Our investment process involves a continuous company-by-company search for the market's best investment opportunities. We look for solid, sustainable earnings growth combined with favorable valuations and market recognition of a company's success. This led us to such standout holdings during the period as:
Glenayre Technologies, Inc., which experienced strong order growth for its wireless telecommunications equipment; sportswear and footwear maker Nike, which boosted sales and grabbed market share at the expense of rival Reebok; and Medtronic, Inc., a leading developer and manufacturer of medical devices for cardiovascular treatments. Medtronic stock soared during the period as the company continued to expand its business from pacemakers into a full line of heart products.

  We believe medium-sized companies continue to offer some compelling advantages over other investment classes. They are small enough to be flexible, allowing them to anticipate and react to changes in the business environment. Yet they are large enough to have the financial resources necessary to weather tight economic times. We remain optimistic about their prospects for providing solid returns in the near term as well as the long term.

                            REPRESENTATIVE HOLDINGS:

                          Glenayre Technologies, Inc.
                                 Ceridian Corp.
                            CUC International, Inc.
                                   Nike, Inc.
                                  Amgen, Inc.
                               Loewen Group, Inc.
                                Medtronic, Inc.
                                SunAmerica, Inc.
                                   HFS, Inc.
                           Green Tree Financial Corp.

--------------------------------------------------------------------------------

A CONVERSATION WITH JACK MARSHALL
-------------------------------------------------------------------

                      Jack Marshall
     [PHOTO]          Portfolio Manager
                      Core Growth Portfolio

Q. JACK, MID-SIZED COMPANIES' STOCKS IN GENERAL
AND THE NICHOLAS-APPLEGATE CORE GROWTH PORTFOLIO IN PARTICULAR SET A BLISTERING PACE FROM APRIL THROUGH SEPTEMBER. WHAT CONTRIBUTED TO THE SHARP RISE OF THE MID-CAP STOCKS AND OF THE CORE GROWTH PORTFOLIO?

A. First of all, we define mid-cap as companies with market capitalizations, or total stock value, of between $500 million and $5 billion. That comprises roughly 1,500 hundred companies out there. Our portfolio typically has about 75-80% of its holdings in companies in this market niche. Within this area, the average company is growing its earnings at about 25% to 30%. This is quite a bit higher than the 14% growth rate for the large-cap companies of the Standard & Poor's 500 Index.

There are a number of reasons why mid-cap stocks have appreciated lately. We've had a reversal of the economic trends that we faced in 1994 and even in the early part of this year. The economy is now slower, showing more stable growth. This has a positive effect for good, strong, growing companies. Interest rates have come down and have been level recently. This is also favorable for high-growth companies as the ratio of stock prices to earnings tends to expand in this environment. Finally, the Federal Reserve Bank has been leaning toward further easing of interest rates, which is keeping investors focused on stronger growing companies with visible earnings trends. The companies that benefit from these changing conditions are the types of companies we seek out.

Q. WHAT DISTINGUISHES NICHOLAS-APPLEGATE'S
PORTFOLIO MANAGEMENT STYLE FROM THAT OF OTHER MID-CAP MANAGERS?

A. We are a growth-style manager looking for change at the margin. That means we want to identify companies that are growing by doing something new, by changing with the times. The really good companies are changing ahead of the times and we strive very hard to find these companies. We look for the winners, companies with new products, new processes or new strategies to gain market share. Our growth style of investing showed strongly through spring and summer.

Q. WHERE DO YOU SEE THE BEST OPPORTUNITIES IN
THIS MARKET?

A. We're focused on some sectors of the market where there are strong long-term trends. There are three in particular I'd like to mention, one being the telecommunications area. We are really benefiting from all the cable companies, the long distance companies, the regional Bell operators competing against each other. We have invested in a lot of companies that supply components to these companies and are benefiting significantly. A second sector would be the biotechnology area, as the FDA has become much more aggressive in getting new drugs out into the marketplace. We've invested in some companies that are benefiting from that trend. And then, finally, there is the specialty retail area. For example, we've invested in Staples, a rapidly growing office-supply store.

--------------------------------------------------------------------------------

-------------------------------------------------------------------

Q. IS YOUR INVESTMENT STYLE ONE THAT ATTEMPTS TO
CASH IN ON THE MOMENTUM OF RAPIDLY RISING STOCKS?

A. We want to see that the market is beginning to recognize a stock's potential before we invest in it and that means rising stock prices. But we are not momentum players in the sense that people on Wall Street use that term. For us, market recognition is just one of four fundamental factors we weigh in determining whether to buy a stock. First and foremost, we want to identify companies that are using change to their advantage. Second, we want to see the results of positive, sustainable change reflected in the companies' earnings or projected earnings. Next, we want to see good value for our investment dollar and then, finally, we want to see market recognition. We use this market-recognition test only to make sure that we don't show up at the party too early. Because by the time we get to the market recognition test, we have already researched the company through our bottom-up stock analysis and we know that there's a reason for the party to take place.

Q. WHAT ARE SOME EXAMPLES OF STOCKS YOU'VE
RECENTLY BOUGHT AND SOLD AND SOME OF THE REASONS BEHIND YOUR DECISIONS?

A. We recently purchased America Online, a company that provides access to the Internet and other on-line sources of information for personal computer operators. The company continues to add subscribers to its service at a very healthy pace and it is improving margins and earnings. In August, we bought Biogen, a company that develops pharmaceuticals. Biogen has an impressive pipeline of products to fight various forms of cancer and should be the beneficiary of federal regulators' efforts to streamline the approval process. Among computer-chip makers, we bought Intel shares and we sold our position in Integrated Devices. Intel is the world's leading designer and manufacturer of microprocessors, the computer chips that act as the engines of personal computers. We expect the company to benefit from strong Christmas sales of personal computers. Integrated Devices is one of many companies fighting for shares of the market for a special type of chip called an SRAM. We expect that the highly competitive market for SRAMs will serve to dampen returns for Integrated Devices, which had been a strong performer for the Portfolio. We also sold our position in Boston Chicken, a restaurant specializing in take-home meals. We believed the company's high operating expenses and aggressive expansion plans could erode earnings growth.

--------------------------------------------------------------------------------

CORE GROWTH INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE CORE GROWTH INSTITUTIONAL PORTFOLIO WITH THE S&P 500 INDEX.

         ANNUALIZED TOTAL RETURN
             SINCE INCEPTION                          ONE YEAR TOTAL RETURN
          (04/19/93 -- 09/30/95)                      (10/01/94 -- 09/30/95)
                  14.14%                                      30.85%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    Core Growth Institutional
                                    Portfolio     S&P 500 Index
4/19/93                               250,000           250,000
6/93                                   271800            252580
9/93                                   293200            259094
12/93                                  287320            265114
3/94                                   267098            255045
6/94                                   251721            256113
9/94                                   264149            268640
12/94                                  257101            268603
3/95                                   275902            294796
6/95                                   306728            322923
9/95                                   345643            348594

This graph is furnished to you in accordance with SEC regulations. It compares a $250,000 investment in Core Growth Institutional Portfolio with the Standard & Poor's ("S&P") 500 Index from the commencement of operations of the Portfolio on April 19, 1993 to the end of the Trust's semi-annual period on September 30, 1995, on a cumulative basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been assumed by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

The S&P 500 Index is an unmanaged index containing 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance of any index or Nicholas-Applegate Mutual Funds.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (UNAUDITED)
------------------------------------------------------------------------

CORE
GROWTH FUND                                  NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS -- 90.1%
----------------------------------------------

AIRLINES -- 1.7%
  Comair Holdings, Inc.......................         120,000     $  3,180,000
  Southwest Airlines.........................         110,000        2,777,500
                                                                  ------------
                                                                     5,957,500
                                                                  ------------
APPAREL -- 1.6%
  Nike, Inc. Class B.........................          50,000        5,556,250
                                                                  ------------
BIOTECHNOLOGY -- 2.9%
  Amgen, Inc.*...............................         106,500        5,311,687
  Biogen, Inc.*..............................          80,000        4,800,000
                                                                  ------------
                                                                    10,111,687
                                                                  ------------
BROADCASTING -- 5.3%
  British Sky Broadcasting Sponsored ADR
    (United Kingdom).........................         135,000        4,876,875
  Infinity Broadcasting Corp. Class A*.......         179,400        5,875,350
  Sinclair Broadcast Group, Inc. Class A*....         125,000        3,593,750
  Tele-Communications, Inc. Class A TCI
    Group*...................................         164,400        2,887,275
  Tele-Communications, Inc. Class A Liberty
    Media Group*.............................          41,100        1,099,425
                                                                  ------------
                                                                    18,332,675
                                                                  ------------
CHEMICALS -- 0.9%
  IMC Global, Inc............................          50,900        3,225,788
                                                                  ------------
COMPUTERS/OFFICE AUTOMATION
  -- 7.0%
  Ceridian Corp..............................         147,000        6,523,125
  Cisco Systems, Inc.*.......................          71,200        4,912,800
  Computer Sciences Corp.*...................          70,100        4,512,688
  Danka Business Systems PLC Sponsored ADR
    (Argentina)..............................         100,000        3,600,000

                                             NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------

COMPUTERS/OFFICE AUTOMATION
  (CONTINUED)
  Read-Rite Corp.*...........................         129,000     $  4,708,500
                                                                  ------------
                                                                    24,257,113
                                                                  ------------
DEPARTMENT/DISCOUNT STORES -- 2.3%
  Federated Department Stores, Inc.*.........         140,000        3,972,500
  Kohls Corp.*...............................          80,000        4,150,000
                                                                  ------------
                                                                     8,122,500
                                                                  ------------
DRUGS/PHARMACEUTICALS
  -- 3.9%
  Chiron Corp.*..............................          44,300        4,009,150
  Genzyme Corp. -- General Division*.........          85,000        4,930,000
  Ivax Corp..................................         146,300        4,407,287
                                                                  ------------
                                                                    13,346,437
                                                                  ------------
ELECTRONIC DATA PROCESSING -- 2.2%
  First Financial Management Corp............          39,900        3,895,237
  Fiserv, Inc.*..............................         125,000        3,609,375
                                                                  ------------
                                                                     7,504,612
                                                                  ------------
ELECTRONICS/MUSIC CHAINS -- 1.0%
  Tandy Corp.................................          58,600        3,559,950
                                                                  ------------
ENTERTAINMENT -- 1.4%
  Viacom, Inc. Class B*......................          95,000        4,726,250
                                                                  ------------
FINANCE COMPANIES
  -- 0.7%
  Green Tree Financial Corp..................          38,600        2,354,600
                                                                  ------------
FOOD CHAINS -- 1.5%
  Safeway, Inc.*.............................         121,500        5,072,625
                                                                  ------------
GAMBLING -- 2.1%
  Gtech Holdings Corp.*......................         135,000        4,066,875

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CORE
GROWTH FUND                                  NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

GAMBLING (CONTINUED)
  Mirage Resorts, Inc.*......................         100,000     $  3,287,500
                                                                  ------------
                                                                     7,354,375
                                                                  ------------
HOMEBUILDING -- 2.2%
  Centex Corp................................         125,000        3,625,000
  Pulte Corp.................................         139,000        3,944,125
                                                                  ------------
                                                                     7,569,125
                                                                  ------------
HOSPITALS -- 0.6%
  Vencor, Inc.*..............................          60,750        1,944,000
                                                                  ------------
LODGING -- 1.7%
  HFS, Inc.*.................................          61,400        3,215,825
  Host Marriott Corp.*.......................         216,500        2,679,187
                                                                  ------------
                                                                     5,895,012
                                                                  ------------
MEDICAL SUPPLIES
  -- 2.6%
  Cordis Corp.*..............................          55,000        4,661,250
  Medtronic, Inc.............................          82,400        4,429,000
                                                                  ------------
                                                                     9,090,250
                                                                  ------------
OIL/GAS PRODUCTION
  --2.5%
  Enron Oil & Gas Co.........................         120,000        2,610,000
  Mitchell Energy & Development Class B......         114,900        2,025,113
  Triton Energy Corp.........................          80,000        3,870,000
                                                                  ------------
                                                                     8,505,113
                                                                  ------------
OILFIELD SERVICES/ EQUIPMENT -- 1.7%
  Baker Hughes, Inc..........................         100,500        2,047,687
  Western Atlas, Inc.*.......................          84,600        4,007,925
                                                                  ------------
                                                                     6,055,612
                                                                  ------------
OTHER COMMERCIAL/ INDUSTRIAL SERVICES
  -- 4.5%
  CUC International, Inc.*...................         193,012        6,731,293

                                             NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------

OTHER COMMERCIAL/ INDUSTRIAL SERVICES
  (CONTINUED)
  Mobile Telecommunication Technologies
    Corp.*...................................         147,100     $  4,541,713
  Paging Network, Inc.*......................          92,000        4,416,000
                                                                  ------------
                                                                    15,689,006
                                                                  ------------
OTHER CONSUMER SERVICES -- 1.3%
  Loewen Group, Inc..........................         108,000        4,455,000
                                                                  ------------
OTHER ENERGY -- 1.0%
  Tidewater, Inc.............................         119,100        3,349,688
                                                                  ------------
OTHER FINANCIAL SERVICES -- 2.5%
  Equifax, Inc...............................         110,000        4,606,250
  SunAmerica, Inc............................          66,100        4,156,038
                                                                  ------------
                                                                     8,762,288
                                                                  ------------
PAPER -- 3.4%
  Boise Cascade Corp.........................          85,600        3,456,100
  Bowater, Inc...............................         102,300        4,769,737
  Champion International Corp................          65,400        3,523,425
                                                                  ------------
                                                                    11,749,262
                                                                  ------------
PUBLISHING -- 1.0%
  News Corp. LTD Sponsored ADR (Australia)...         160,000        3,520,000
                                                                  ------------
RESTAURANTS -- 1.4%
  Lone Star Steakhouse & Saloon*.............         120,000        4,920,000
                                                                  ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 7.6%
  Analog Devices, Inc.*......................         164,400        5,692,350
  Atmel Corp.*...............................         162,000        5,467,500
  Intel Corp.................................          65,000        3,908,125
  Maxim Integrated Products, Inc.*...........         107,200        7,932,800

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

SEMICONDUCTORS/ELECTRONIC COMPONENTS
  (CONTINUED)
  Oak Technology, Inc........................          80,000     $  3,360,000
                                                                  ------------
                                                                    26,360,775
                                                                  ------------
SOFTWARE -- 5.2%
  Autodesk, Inc..............................          50,200        2,196,250
  Cadence Design Systems, Inc.*..............         169,300        6,645,025
  Oracle Corp.*..............................          44,250        1,698,094
  Parametric Technology Corp.*...............          55,000        3,382,500
  Synopsys, Inc.*............................         130,000        3,997,500
                                                                  ------------
                                                                    17,919,369
                                                                  ------------
SPECIALTY CHAINS
  -- 3.4%
  Borders Group, Inc.*.......................         171,500        2,936,937
  Micro Warehouse, Inc.*.....................          66,200        3,028,650
  Staples, Inc.*.............................         202,500        5,720,625
                                                                  ------------
                                                                    11,686,212
                                                                  ------------
SPECIALTY INSURERS
  -- 2.3%
  MGIC Investment Corp.......................          83,600        4,786,100
  PMI Group, Inc.............................          70,000        3,316,250
                                                                  ------------
                                                                     8,102,350
                                                                  ------------
TELECOMMUNICATIONS EQUIPMENT -- 6.4%
  Allen Group, Inc...........................          95,000        3,443,750
  DSC Communications Corp.*..................         110,300        6,535,275
  Glenayre Technologies, Inc.*...............          97,500        7,020,000
  Tellabs, Inc.*.............................         123,000        5,181,375
                                                                  ------------
                                                                    22,180,400
                                                                  ------------
TELEPHONE -- 3.1%
  LCI International, Inc.*...................         110,000        4,317,500

                                             NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------

TELEPHONE (CONTINUED)
  Vodafane Group PLC Sponsored ADR
    (United Kingdom).........................          58,800     $  2,410,800
  WorldCom, Inc.*............................         128,500        4,128,063
                                                                  ------------
                                                                    10,856,363
                                                                  ------------
WHOLESALE DISTRIBUTION
  -- 1.20%
  Alco Standard Corp.........................          47,200        4,000,200
                                                                  ------------
TOTAL COMMON STOCKS
  (Cost $232,512,379)........................................      312,092,387
                                                                  ------------
------------------------------------------------------------------------------
PREFERRED STOCK -- 2.2%
------------------------------------------------------------------------------
  Telecommunications Equipment Nokia Corp.
    Sponsored ADR (Finland)
    (Cost $4,041,910 ).......................         110,000        7,672,500
                                                                  ------------

                                                    PRINCIPAL
                                                       AMOUNT
------------------------------------------------------------------------------
COMMERCIAL PAPER -- 7.3%
------------------------------------------------------------------------------
  Household Finance Corp.
    6.500%, 10/02/95.........................     $17,349,000       17,342,735
  J. P. Morgan & Co.
    6.500%, 10/02/95.........................       7,722,000        7,719,212
                                                                  ------------
TOTAL COMMERCIAL PAPER
  (Cost $25,061,947).........................................       25,061,947
                                                                  ------------
TOTAL INVESTMENTS -- 99.6%
  (Cost $261,616,236)........................................      344,826,834
OTHER ASSETS LESS LIABILITIES -- 0.4%........................
                                                                     1,549,037
                                                                  ------------
NET ASSETS -- 100.0%.........................................     $346,375,871
                                                                  ------------

------------
* Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INCOME & GROWTH PORTFOLIO
-------------------------------------------------------------------

  GOAL: Seeks to maximize total return through investment primarily in convertible and equity securities of U.S. companies.

  REVIEW AND OUTLOOK: The Income and Growth Portfolio, a convertible bond fund, earned strong returns from April through September. Performance of the Portfolio was propelled by solid advances in both the stock and the bond markets.

  The Portfolio seeks to tap the growth potential of small and mid-sized companies that have issued bonds or other securities that are convertible into common stocks. By investing in these securities, the Portfolio gains exposure to exciting, dynamic companies, earns income and seeks to reduce risk. For example, the Portfolio benefited during the period from its holdings in Chiron Corp. Convertible notes of this biotechnology company rose during the period on news of successful tests of the company's drug to treat ALS, or Lou Gehrig's disease. Convertible notes of MFS Communications also contributed to the Portfolio's advance as the telecommunications company continued to expand sales and stood to gain from further deregulation of the local telephone industry.

  With its growth emphasis, the Portfolio benefited from the strong performances of technology, health-care and biotechnology issues through spring and summer. The declining-to-stable interest rate environment, which began in November 1994, enhanced the Portfolio's return through September 1995.

  We continue to find and invest in attractive convertible securities, offering compelling mixes of growth potential and protection from market declines. We believe the Portfolio is well positioned to take advantage of the current slow economic growth environment.

                            REPRESENTATIVE HOLDINGS:

                                 Ceridian Corp.
                              OmniCom Group, Inc.
                               Healthsouth Corp.
                                 Motorola, Inc.
                            Genesis Health Ventures
                             American General Corp.
                           Aspect Telecommunications
                             Danka Business Systems
                                  Chiron Corp.
                            MFS Communications, Inc.

--------------------------------------------------------------------------------

A CONVERSATION WITH JOHN WYLIE
-------------------------------------------------------------------

                      John Wylie
     [PHOTO]          Portfolio Manager
                      Income and Growth Porfolio

Q. JOHN, THE INCOME AND GROWTH PORTFOLIO REALLY
CAME ON STRONG FROM APRIL THROUGH SEPTEMBER. WHAT WAS HAPPENING IN THE MARKETS FOR CONVERTIBLE SECURITIES DURING THE PERIOD? AND WHAT CAUSED THE PORTFOLIO TO OUTPERFOM THE MARKET?

A. One of the things we saw happening in equity markets was the reemergence of small-company stocks over large-company stocks. Since the convertible market is primarily one of small and mid-cap companies, this shift in market leadership was significant. Within the convertible-securities market, our Portfolio has a small-cap emphasis, and this helped it relative to other convertible funds. Our holdings in technology, health-care and financial services companies added performance.

Q. HOW DOES THE NICHOLAS-APPLEGATE INCOME AND
GROWTH PORTFOLIO'S INVESTMENT STYLE DIFFER FROM THAT OF OTHER MUTUAL FUNDS THAT INVEST IN CONVERTIBLE SECURITIES?

A. Our firm's tradition and experience investing in small and mid-sized companies gives us a real advantage. A lot of the other managers of convertible funds don't manage equity funds or if they do manage equity funds, they concentrate on larger companies. Our bottom-up approach to investing in convertibles looks at the fundamentals of the stock price of the companies. That differs from managers who invest in convertibles solely on the price of the convertible securities.

Q. THE BOND MARKET WAS CHOPPY DURING THE
PERIOD. DID THESE CONDITIONS CONTRIBUTE TO THE STRONG RETURNS FROM THE PORTFOLIO? WHAT IS YOUR OUTLOOK FOR BONDS IN THE NEAR FUTURE?

A. The period included spans where the bond market was rallying and where it wasn't. Bond prices fell and then rose again pretty quickly and we still had pretty good relative performance. We continue to expect moderate economic growth environment with modest inflation.

Q. HOW DO YOU DETERMINE WHICH SECTORS AND
INDUSTRIES TO INVEST IN?

A. We're bottom-up investors. We build portfolios on an individual, company-by-company basis. First we look at the fundamentals of the company and ask ourselves: "Is this a stock that Nicholas-Applegate would want to buy?" Then, we look at the security characteristics of the convertible and ask: "Does it provide the risk-reward profile we're looking for?" The sector and industry profiles of the Portfolio are really the result of all of our company-by-company decisions.

Q. DID THE PERIOD'S SPATE OF
MERGER-AND-ACQUISITION ACTIVITY AFFECT THE PERFORMANCE OF THE PORTFOLIO?

A. Yes, over the last nine months we have owned several securities that have been purchased or that are about to be purchased by other companies. One of them is First Financial Management, which is being acquired by First Data Corp. Another company that we own is Riverwood, whose majority owner is Manville Corp. It's widely known that Manville has Riverwood up for sale. This has been

--------------------------------------------------------------------------------

-------------------------------------------------------------------
positive for the stock prices of these companies. Although we don't seek out likely acquisition targets as an investment strategy, it has been profitable when others have recognized the positives we first saw in these companies.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES YOU
HAVE RECENTLY ADDED OR DELETED FROM THE PORTFOLIO?

A. We've purchased convertible securities of retailers
Staples and Federated Department Stores, and we sold our positions in Cemex and Mid America Apartments. To say Staples has been one of the most successful retailers this year is also to say it's been one of the only successful retailers this year. We like it because the company is extremely well run and is pursuing a very smart expansion plan in its office supplies business. Federated is benefiting from the consolidation of department-store retailing. It is growing through acquisitions, and it should reap the benefits that accrue from being the consolidator. The sale of the Cemex securities was really just a move to take profits. We bought the security at a depressed price and earned a good return from it. We wanted to devote the resources to other ideas. We sold Mid America Apartments because we believe the fundamentals of its apartment markets are deteriorating.

--------------------------------------------------------------------------------

INCOME & GROWTH INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE INCOME & GROWTH INSTITUTIONAL PORTFOLIO WITH THE S&P 500 INDEX.

         ANNUALIZED TOTAL RETURN
             SINCE INCEPTION                          ONE YEAR TOTAL RETURN
          (04/19/93 -- 09/30/95)                      (10/01/94 -- 09/30/95)
                  13.79%                                      17.15%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                Income & Growth Institutional Portfolio      S&P 500 Index
4/19/93                                         250,000            250,000
6/93                                             273680             252580
9/93                                             297652             259094
12/93                                            307601             265114
3/94                                             300439             255045
6/94                                             286730             256113
9/94                                             292804             268640
12/94                                            284252             268603
3/95                                             294374             294796
6/95                                             315173             322923
9/95                                             343027             348594

This graph is furnished to you in accordance with SEC regulations. It compares a $250,000 investment in Income & Growth Institutional Portfolio with the Standard & Poor's ("S&P") 500 Index from the commencement of operations of the Portfolio on April 19, 1993 to the end of the Trust's semi-annual period on September 30, 1995, on a cumulative basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been assumed by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

The S&P 500 Index is an unmanaged index containing 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance of any index or Nicholas-Applegate Mutual Funds.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (UNAUDITED)
------------------------------------------------------------------------

INCOME &
GROWTH FUND                                NUMBER
                                          OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS -- 8.2%
----------------------------------------------

REAL ESTATE INVESTMENT TRUSTS -- 5.8%
  Beacon Properties Corp.....................         70,000     $  1,496,250
  Columbus Realty Trust......................         26,570          504,830
  Equity Inns, Inc...........................         42,500          499,375
  Post Properties, Inc.......................         42,100        1,305,100
  Reckson Associates Realty Corp.............         49,000        1,298,500
  Security Capital Industrial Trust..........         31,798          516,717
  Weeks Corp.................................         16,200          390,825
                                                                 ------------
                                                                    6,011,597
                                                                 ------------
TELECOMMUNICATIONS EQUIPMENT -- 2.4%
  Ericsson (L.M.)Telephone Co. Sponsored ADR
    (Sweden).................................        767,600        2,518,688
  MFS Communications Company, Inc.*..........          1,142           49,963
                                                                 ------------
                                                                    2,568,651
                                                                 ------------
TOTAL COMMON STOCKS
  (Cost $6,845,906).........................................        8,580,248
                                                                 ------------
-----------------------------------------------------------------------------
CONVERTIBLE PREFERRED
 STOCKS -- 16.9%
-----------------------------------------------------------------------------
CONTAINERS -- 1.6%
  James River Corp., 9.000%..................         53,700        1,637,850
                                                                 ------------
ELECTRONIC DATA PROCESSING -- 4.9%
  Ceridian Corp., 5.500%.....................         24,010        2,328,970

                                           NUMBER
                                          OF SHARES       VALUE

---------------------------------------------------------

ELECTRONIC DATA PROCESSING (CONTINUED)
  General Motors Corp., $3.250...............         43,575     $  2,826,928
                                                                 ------------
                                                                    5,155,898
                                                                 ------------
INVESTMENT COMPANIES -- 0.9%
  Merrill Lynch & Co., Inc. (STRYPES),
    6.500%*..................................         16,800          919,800
                                                                 ------------
LIFE INSURERS -- 1.8%
  American General Finance Corp., $3.000.....         33,900        1,872,975
                                                                 ------------
MULTI-LINE INSURERS
  -- 1.0%
  Allstate Corp., 6.760%.....................         24,210        1,031,951
                                                                 ------------
OIL/GAS PRODUCTION
  -- 2.1%
  Occidental Petroleum Corp., $3.000.........         37,390        2,201,336
                                                                 ------------
OTHER CONSUMER SERVICES -- 1.0%
  SCI Finance LLC, $3.125....................         15,660        1,094,243
                                                                 ------------
SEMICONDUCTORS/ ELECTRONIC COMPONENTS -- 0.8%
  National Semiconductor Corp., $3.250.......          8,290          829,000
                                                                 ------------
TELEPHONE -- 1.0%
  MFS Communications Company, Inc., 8.000%...         26,200        1,090,575
                                                                 ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                           NUMBER
                                          OF SHARES       VALUE

---------------------------------------------------------
CONVERTIBLE PREFERRED
 STOCKS (Continued)
----------------------------------------------

WHOLESALE DISTRIBUTION -- 1.7%
  Alco Standard Corp.++ Series AA, $2.375....          5,720     $    543,400
  Alco Standard Corp. Series BB, $5.040......         14,360        1,209,830
                                                                 ------------
                                                                    1,753,230
                                                                 ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $14,740,717)........................................       17,586,858
                                                                 ------------

                                                  PRINCIPAL
                                                    AMOUNT
-----------------------------------------------------------------------------
CONVERTIBLE CORPORATE
 BONDS -- 72.0%
-----------------------------------------------------------------------------
ADVERTISING -- 2.2%
  Omnicom Group, Inc.++ 4.500%, 09/01/00.....     $1,950,000        2,340,000
                                                                 ------------
AIR FREIGHT/SHIPPING
  -- 0.3%
  Air Express International Corp. 6.000%,
    01/15/03.................................        260,000          305,500
                                                                 ------------
AIRLINES -- 0.8%
  AMR Corp. 6.125%, 11/01/24.................        510,000          521,475
  Delta Airlines 3.230%, 06/15/03............        385,000          351,794
                                                                 ------------
                                                                      873,269
                                                                 ------------
ALCOHOLIC BEVERAGES
  -- 1.9%
  Grand Metropolitan PLC 6.500%, 01/31/00....      1,700,000        1,931,625
                                                                 ------------

                                          PRINCIPAL
                                           AMOUNT         VALUE

---------------------------------------------------------

AUTOMOTIVE EQUIPMENT -- 1.3%
  Titan Wheel International, Inc. 4.750%,
    12/01/00.................................     $  940,000     $  1,334,800
                                                                 ------------
BROADCASTING -- 1.4%
  Comcast Corp.++ 3.375%, 09/09/05...........      1,430,000        1,458,600
  Medusa Corp.
    6.000%, 11/15/03.........................      1,360,000        1,407,600
                                                                 ------------
                                                                    2,866,200
                                                                 ------------
COMPUTERS/OFFICE AUTOMATION -- 6.3%
  Danka Business Systems PLC+ 6.750%,
    04/01/02.................................      1,000,000        1,380,000
  EMC Corp. 4.250%, 01/01/01.................      1,720,000        1,896,300
  Silicon Graphics, Inc.+ 0.000%, 11/02/13...      2,315,000        1,389,000
  Synoptics Communications 5.250%, 05/15/03..      1,780,000        1,877,900
                                                                 ------------
                                                                    6,543,200
                                                                 ------------
DEPARTMENT/DISCOUNT STORES -- 1.8%
  Proffitt's, Inc. 4.750%, 11/01/03..........        730,000          637,838
  Federated Department Stores 5.000%,
    10/01/03.................................      1,230,000        1,289,962
                                                                 ------------
                                                                    1,927,800
                                                                 ------------
DRUGS/PHARMACEUTICALS -- 6.3%
  Cetus Corp. 5.250%, 05/21/02...............        950,000          909,625
  Chiron Corp. 1.900%, 11/17/00..............      1,430,000        1,294,150

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INCOME &
GROWTH FUND                               PRINCIPAL
                                           AMOUNT         VALUE

---------------------------------------------------------
CONVERTIBLE CORPORATE
 BONDS (Continued)
----------------------------------------------

DRUGS/PHARMACEUTICALS (CONTINUED)
  Ivax Corp 6.500%, 11/15/01.................     $1,260,000     $  1,433,250
  Roche Holdings, Inc.+ 0.00%, 04/20/10......      5,400,000        2,173,500
  Sandoz Capital 2.000%, 10/06/02............        900,000          759,128
                                                                 ------------
                                                                    6,569,653
                                                                 ------------
ELECTRONIC DATA PROCESSING -- 2.6%
  First Financial Management Corp 5.000%,
    12/15/99.................................      1,790,000        2,680,525
                                                                 ------------
ELECTRONIC INSTRUMENTS -- 1.7%
  ADT Operations, Inc. 0.00%, 07/06/10.......      1,320,000          580,800
  Sanmina Corp.+ 5.500%, 08/15/02............      1,130,000        1,186,500
                                                                 ------------
                                                                    1,767,300
                                                                 ------------
ENVIRONMENTAL SERVICES -- 4.2%
  U.S. Filter Corp. 5.000%, 10/15/00.........      1,400,000        1,722,000
  U.S. Filter Corp. 6.000%, 09/15/05.........        850,000          940,313
  WMX Technologies, Inc. 2.000%, 01/24/05....      2,058,000        1,769,880
                                                                 ------------
                                                                    4,432,193
                                                                 ------------
HOSPITALS -- 3.5%
  Vencor, Inc. 6.000%, 10/01/02..............        970,000        1,212,500

                                          PRINCIPAL
                                           AMOUNT         VALUE

---------------------------------------------------------

HOSPITALS (CONTINUED)
  Healthsouth Corp. 5.000%, 04/01/01.........     $1,640,000     $  2,394,400
                                                                 ------------
                                                                    3,606,900
                                                                 ------------
MACHINERY/EQUIPMENT -- 3.1%
  Thermo Electron Corp. 5.000%, 04/15/01.....      2,080,000        3,187,600
                                                                 ------------
MEDICAL/NURSING/HEALTH SERVICES -- 1.8%
  Genesis Health Ventures, Inc. 6.000%,
    11/30/03.................................      1,220,000        1,851,350
                                                                 ------------
METALS -- 1.8%
  Inco LTD 5.750%, 07/01/04..................      1,410,000        1,871,775
                                                                 ------------
OIL/GAS PRODUCTION
  -- 1.9%
  Noble Affiliates, Inc. 4.250%, 11/01/03....      2,060,000        1,969,875
                                                                 ------------
OTHER COMMERCIAL/ INDUSTRIAL SERVICES
  -- 1.9%
  Olsten Corp. 4.875%, 05/15/03..............      1,680,000        1,982,400
                                                                 ------------
OTHER PRODUCTION/ MANUFACTURING
  -- 1.2%
  ALFA S.A. DE CNVT+ 8.000%, 09/15/00........      1,300,000        1,287,000
                                                                 ------------
OTHER RETAIL TRADE
  -- 0.6%
  Fisher Scientific International++ 4.750%,
    03/01/03.................................        555,000          596,625
                                                                 ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                          PRINCIPAL
                                           AMOUNT         VALUE

---------------------------------------------------------
CONVERTIBLE CORPORATE
 BONDS (Continued)
----------------------------------------------

PAPER -- 2.2%
  Riverwood International Corp. 6.750%,
    09/15/03.................................     $1,360,000     $  1,785,000
  Sappi BVD Finance LTD+ 7.500%, 08/01/02....        510,000          532,312
                                                                 ------------
                                                                    2,317,312
                                                                 ------------
PIPELINES -- 2.5%
  SFP Pipeline Holdings, Inc.++ 11.160%,
    08/15/10.................................      2,000,000        2,560,000
                                                                 ------------
PUBLISHING -- 0.1%
  Scholastic Corp.+ 5.000%, 08/15/05.........        150,000          154,875
                                                                 ------------
REGIONAL BANKS
  -- 3.1%
  Fifth Third Bancorp 4.250%, 01/15/98.......      3,130,000        3,208,250
                                                                 ------------
RESTAURANTS -- 0.6%
  Boston Chicken, Inc. 0.000%, 06/01/15......      2,460,000          645,750
                                                                 ------------
SEMICONDUCTORS/ ELECTRONIC COMPONENTS -- 7.9%
  3Com Corp. 10.250%, 11/01/01...............      1,150,000        1,834,250
  Altera Corp. 5.750%, 06/15/02..............      1,320,000        1,861,200
  Integrated Device Technology 5.500%,
    06/01/02.................................      1,805,000        2,008,062
  Emerson Radio 8.500%, 08/15/02.............      1,000,000          970,000

                                          PRINCIPAL
                                           AMOUNT         VALUE

---------------------------------------------------------

SEMICONDUCTORS/ ELECTRONIC COMPONENTS
  (CONTINUED)
  National Semiconductor 6.500%, 10/01/02....     $1,530,000     $  1,537,650
                                                                 ------------
                                                                    8,211,162
                                                                 ------------
SPECIALTY CHAINS
  -- 0.8%
  Staples Inc.+ 4.50%, 10/01/00..............        800,000          836,000
                                                                 ------------
SOFTWARE -- 1.4%
  Sterling Software, Inc. 5.750%, 02/01/03...        570,000          931,950
  Spectrum Holobyte 6.500%, 09/15/02.........        550,000          552,750
                                                                 ------------
                                                                    1,484,700
                                                                 ------------
TELECOMMUNICATIONS EQUIPMENT -- 3.7%
  Aspect Telecommunications Corp.+ 5.000%,
    10/15/03.................................      1,170,000        1,591,200
  Motorola, Inc. 0.000%, 09/27/13............      2,475,000        2,252,250
                                                                 ------------
                                                                    3,843,450
                                                                 ------------
TELEPHONE -- 1.8%
  LDDS Communications, Inc. 5.000%,
    08/15/03.................................      1,860,000        1,922,775
                                                                 ------------
TOTAL CONVERTIBLE CORPORATE BONDS
  (Cost $66,897,498)........................................       75,107,864
                                                                 ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INCOME &
GROWTH FUND                               PRINCIPAL
                                           AMOUNT         VALUE

---------------------------------------------------------
COMMERCIAL PAPER -- 3.4%
----------------------------------------------

  Melville Corp. 6.650%, 10/02/95 (Cost
    $3,557,685)..............................     $3,559,000     $  3,557,685
                                                                 ------------
TOTAL INVESTMENTS -- 100.5%
  (Cost $92,041,806)........................................      104,834,655

                                                          VALUE

---------------------------------------------------------

LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5%).............
                                                                 $   (484,783)
                                                                 ------------
NET ASSETS -- 100.0%........................................     $104,349,872
                                                                 ------------

------------
* Non-income producing security.
+ Rule 144A restricted security.
++ Variable rate security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

BALANCED GROWTH PORTFOLIO
-------------------------------------------------------------------

  GOAL: Seeks to provide a balance of long-term capital appreciation and current income by investing approximately 60% of its total assets in equity and convertible securities of primarily U.S. companies and 40% of its total assets in debt securities, money market instruments and other short-term investments.

  REVIEW AND OUTLOOK: The Balanced Growth Portfolio posted solid gains from April through September. Both stocks and bonds contributed positively to performance. The period was an especially good one for the stocks of smaller and mid-sized companies, and these classes of equities are well represented among the Portfolio's holdings. Technology issues provided the strongest performance among the Portfolio's equity holdings, but financial services and energy companies also made strong contributions. A bond market rally enhanced the return of the fixed-income portion of the Portfolio.

  At the end of September, the stock portion of the Portfolio was weighted 39% in technology, 25% in producers and manufacturing, 9% in financial services and 8% in energy. Some of the best performing companies in the stock portion of the Portfolio were Cirrus Logic, Olympic Financial and Reading & Bates. The shares of Cirrus Logic, a manufacturer of computer logic chips and related equipment, more than tripled in price during the period on the strengths of the company's new production capacity and its commanding share of an expanding high-technology market. Olympic Financial shares also more than tripled as the non-bank lender continued to expand its national dealer network and to grow its volume of new-car loans. Shares of Reading & Bates, a leading supplier of offshore oil equipment, rose nearly 50% as contracts firmed for the company's drilling equipment.

  Like the stock market, the 1995 bond market has shaped up as one of the best on record. Rising bond prices caused interest rates to fall to their lowest levels in more than a year and enhanced the returns of the Portfolio's fixed-income holdings. Although we adopted a somewhat conservative posture in our selection of bonds, the return for the bond portion of the Portfolio remained competitive.

  The rapid advance of stocks during this period was great news for investors. While we do not promise or expect returns of this magnitude every six months, we continue to identify and invest in the kinds of exciting, dynamic companies that make returns of this scale possible. Under our growth style, we seek companies that are using economic and social changes to their benefit and are growing earnings as a result. We believe current market conditions will continue to favor our growth-style of investing and we remain confident that over the long term, the Balanced Growth Portfolio's disciplined mix of growth stocks and high-quality U.S. government bonds offers an attractive way for investors to meet financial goals.

                            REPRESENTATIVE HOLDINGS

                                  Altera Corp.
                            Micron Technology, Inc.
                           Federal Paper Board, Inc.
                              Grand Casinos, Inc.
                                   IBP, Inc.
                             Olympic Financial Ltd.
                 Fed. Home Loan Mortgage Corp., 8.080%, 2/9/98
                      U.S. Treasury Bond, 9.125%, 5/15/18
                      U.S. Treasury Note, 6.125%, 7/31/96
                      U.S. Treasury Note, 6.500%, 9/30/96

--------------------------------------------------------------------------------

A CONVERSATION WITH LARRY SPEIDELL AND JOHN WYLIE
-------------------------------------------------------------------

                      Larry Speidell
     [PHOTO]          Portfolio Co-Manager
                      Balanced Growth Portfolio

                      John Wylie
     [PHOTO]          Portfolio Co-Manager
                      Balanced Growth Portfolio

Q. RETURNS FROM THE BALANCED GROWTH PORTFOLIO
WERE QUITE STRONG FROM APRIL THROUGH SEPTEMBER. WHAT WERE SOME OF THE MARKET CONDITIONS THAT PROPELLED THE PORTFOLIO'S STOCK AND BOND HOLDINGS?

JOHN: The factors behind the phenomenal returns of stocks and bonds this year are intertwined. First, the bond rally that started last fall continued through summer. Reduced fears of inflation really brought out domestic bond buyers in the period. Foreign governments also purchased relatively large amounts of U.S. government securities as they tried to boost the dollar relative to their currencies. Together, these demand-side forces sent bond prices up and brought interest rates down.

LARRY:While the higher bond prices helped the fixed-income side of the Portfolio, the resulting decline in interest rates helped the stocks side. Lower interest rates helped improve the earnings outlook for the small and mid-sized growth companies in the Portfolio. Higher earnings and higher earnings projections were quickly translated into higher stock prices in the advancing market. That explains why the market rose sharply during the period. The primary reason that the Portfolio's performance exceeded the market's is that we made good, informed security selections on both the stock and the bond sides of the Portfolio. This is our specialty as investment managers, and it paid off very well.

Q. THERE ARE A LOT OF STOCK CHOICES OUT THERE. HOW
DO YOU DECIDE WHICH SECTORS, INDUSTRIES AND INDIVIDUAL COMPANIES TO BUY FOR THE EQUITY PORTION?

LARRY:Well, the last part of that question is really the most important one because that's what we concentrate on -- individual companies. Our investment decisions are based on the fundamental strengths and weaknesses of individual companies. Our company-by-company investment decisions are what determine the sectors and industries that are represented in the Portfolio. We focus on the changes occurring within and around these companies and we believe that sets us apart from other investment managers. Our view is if you know what a company looks like today, you'll know whether it's a good company. But if you know how that company is changing, then you'll know whether it's a good investment.

--------------------------------------------------------------------------------

-------------------------------------------------------------------

Q. WHAT DO YOU EXPECT OF INTEREST RATES AND THE
BOND MARKET INTO 1996?

JOHN: Even though consumer confidence has been high, there has been surprising weakness in consumer spending this year and that has contributed to the lack of inflationary pressures. We're expecting a moderately growing economy with modest inflationary pressure. We expect interest rates to remain low and to reward fixed-income investors through continued high bond prices.

Q. HOW HAS YOUR VIEW OF INTEREST RATES AFFECTED
THE NATURE OF THE PORTFOLIO'S BOND HOLDINGS?

JOHN: We extended the duration of the bond portion of the Portfolio in late September to reflect the moderate growth of the economy and the lack of inflationary pressures.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES YOU
HAVE RECENTLY BOUGHT OR SOLD FOR THE PORTFOLIO?

LARRY:We recently bought shares of investment banker Morgan Stanley and insurer Loews Corp. Earnings projections for Morgan Stanley have risen rapidly in recent weeks based on the strength of the company's global investing business. Loews has shown exceptionally strong cash flows of late and that is a fundamental strength that we believe translates into higher earnings and share prices. We recently sold shares of Ball Corp. The container company has seen its profit margins deteriorate due to rising aluminum prices. We lightened our positions in some semiconductor manufacturers without eliminating any of the companies from the Portfolio. We remain optimistic about these companies, which account for about 16% of the Portfolio's equity assets.

--------------------------------------------------------------------------------

BALANCED GROWTH INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE BALANCED GROWTH INSTITUTIONAL PORTFOLIO WITH A MODEL INDEX CONSISTING OF 60% S&P 500 INDEX/40% LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.

               TOTAL RETURN
             SINCE INCEPTION                          ONE YEAR TOTAL RETURN
          (10/01/93 -- 09/30/95)                      (10/01/94 -- 09/30/95)
                  8.22%                                       24.33%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 Balanced Growth
                   Institutional       60% S&P 500 Index/40% Lehman Brothers
                       Portfolio             Government/Corporate Bond Index
10/1/93                   250000                                      250000
12/93                     242780                                      253068
3/94                      235858                                      244138
6/94                      224276                                      243573
9/94                      235450                                      251209
12/94                     231595                                      251614
3/95                      246606                                      271068
6/95                      270815                                      293616
9/95                      292724                                      309835

This graph is furnished to you in accordance with SEC regulations. It compares a $250,000 investment in the Balanced Growth Institutional Portfolio with a model index consisting of 60% Standard & Poor's ("S&P") 500 Index and 40% Lehman Brothers Government/Corporate Bond Index from the commencement of operations of the Portfolio on October 1, 1993 to the end of the Trust's semi-annual period on September 30, 1995, on a cumulative basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been assumed by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

The S&P 500 Index is an unmanaged index containing 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

The Lehman Brothers Government/Corporate Bond Index is an unmanaged market-weighted index consisting of all public obligations of the U.S. Government, its agencies and instrumentalities and all corporation issuers of fixed rate, non-convertible, investment grade U.S. dollar denominated bonds having maturities of greater than one year. It is generally regarded as representative of the market for domestic bonds.

Each index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance of any index or Nicholas-Applegate Mutual Funds.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (UNAUDITED)
------------------------------------------------------------------------

BALANCED
GROWTH FUND                                  NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS -- 54.0%
----------------------------------------------

AGRICULTURE -- 0.4%
  Potash Corporation of Saskatchewan, Inc....          1,600     $    99,600
                                                                 -----------
CHEMICALS -- 2.6%
  Cabot Corp.................................          2,400         127,500
  Cytec Industries, Inc.*....................          2,600         150,475
  Lyondell Petrochemical Co..................          7,500         194,062
  Wellman, Inc...............................          4,600         112,700
                                                                 -----------
                                                                     584,737
                                                                 -----------
COMPUTERS/OFFICE
  AUTOMATION -- 2.1%
  Adaptec, Inc.*.............................          3,400         140,250
  Cabletron Systems, Inc.*...................          1,700         111,987
  Read-Rite Corp.*...........................          6,400         233,600
                                                                 -----------
                                                                     485,837
                                                                 -----------
CONTAINERS -- 0.5%
  Gaylord Container Corp. Class A*...........         13,100         123,631
                                                                 -----------
CONTRACT DRILLING
  -- 1.3%
  Reading Bates Corp.........................         13,600         163,200
  Sonat Offshore Drilling Co.................          3,900         127,237
                                                                 -----------
                                                                     290,437
                                                                 -----------
ELECTRONIC INSTRUMENTS/ DIVERSIFIED -- 3.8%
  Tencor Instruments, Corp.*.................          3,000         132,750
  Teradyne, Inc.*............................         11,800         424,800
  Varian Associates, Inc.....................          5,800         307,400
                                                                 -----------
                                                                     864,950
                                                                 -----------
ENTERTAINMENT -- 0.4%
  King World Productions, Inc.*..............          2,700          98,887
                                                                 -----------
FINANCE COMPANIES
  -- 0.6%
  Olympic Financial LTD*.....................          5,100         139,613
                                                                 -----------

                                             NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------

GAMBLING -- 0.7%
  Grand Casinos, Inc.*.......................          3,700     $   150,312
                                                                 -----------
GROCERY PRODUCTS
  -- 0.7%
  IBP........................................          3,100         165,462
                                                                 -----------
INVESTMENT COMPANIES
  -- 1.8%
  Alex Brown, Inc............................          2,700         157,612
  Bear Stearns Co............................          6,100         131,150
  Lehman Brothers Holdings, Inc..............          5,200         120,250
                                                                 -----------
                                                                     409,012
                                                                 -----------
LIFE INSURERS -- 0.7%
  Reinsurance Group of America...............          4,300         151,575
                                                                 -----------
MACHINERY/EQUIPMENT
  -- 1.8%
  Applied Material, Inc.*....................          1,300         132,925
  Kennametal, Inc............................          3,600         130,500
  Kulicke & Soffa Industries, Inc............          3,800         138,700
  Presstek, Inc.*............................            200          10,650
                                                                 -----------
                                                                     412,775
                                                                 -----------
MEDICAL/NURSING/HEALTH SERVICES -- 0.7%
  Apria Healthcare Group, Inc.*..............          2,600          64,350
  Lincare Holdings, Inc.*....................          4,000         103,000
                                                                 -----------
                                                                     167,350
                                                                 -----------
MEDICAL SUPPLIES
  -- 1.3%
  Boston Scientific Corp.*...................          3,900         166,237
  Nellcor Puritan Bennett, Inc.*.............          2,700         134,325
                                                                 -----------
                                                                     300,562
                                                                 -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BALANCED
GROWTH FUND                                  NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

METALS -- 2.2%
  Asarco, Inc................................          7,200     $   226,800
  J. L. Specialty Steel, Inc.................          6,600         138,600
  Reynolds Metals Co.........................          2,200         127,050
                                                                 -----------
                                                                     492,450
                                                                 -----------
MILITARY/DEFENSE TECHNOLOGY -- 4.1%
  FMC Corp...................................          3,400         258,400
  Harsco Corp................................          2,100         116,812
  McDonnell Douglas Corp.....................          4,700         388,925
  Olin Corp..................................          2,400         165,000
                                                                 -----------
                                                                     929,137
                                                                 -----------
MONEY-CENTER BANKS
  -- 1.2%
  Bank of Boston Corp........................          3,300         157,163
  North Fork Bancorporation, Inc.............          6,100         126,575
                                                                 -----------
                                                                     283,738
                                                                 -----------
MULTI-LINE INSURERS
  -- 1.3%
  American Financial Group, Inc..............          5,300         159,000
  Alexander & Alexander Services, Inc........          4,500         109,125
                                                                 -----------
                                                                     268,125
                                                                 -----------
OILFIELD SERVICES/ EQUIPMENT -- 0.5%
  Camco International, Inc...................          4,700         115,150
                                                                 -----------
OIL/GAS PRODUCTION
  -- 2.1%
  Imperial Oil Limited.......................          3,700         137,825
  Louisiana Land Exploration Co..............          2,500          89,063

                                             NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------

OIL/GAS PRODUCTION
  (CONTINUED)
  USX-Marathon Group.........................          6,500     $   128,375
  Williams Companies, Inc....................          3,300         128,700
                                                                 -----------
                                                                     483,963
                                                                 -----------
OTHER CONSUMER SERVICES
  -- 0.5%
  Robert Half International, Inc.*...........          3,600         122,850
                                                                 -----------
OTHER ENERGY -- 0.6%
  Tidewater Inc..............................          5,000         140,625
                                                                 -----------
OTHER PRODUCERS/ MANUFACTURING
  -- 0.6%
  Danaher Corp...............................          4,200         137,550
                                                                 -----------
PAPER -- 5.6%
  Boise Cascade Corp.........................          3,100         125,163
  Bowater, Inc...............................          2,800         130,550
  Federal Paper Board Co.....................          6,600         253,275
  Glatfelter (P. H.) Co......................          5,900         132,750
  Rayonier, Inc..............................          3,700         144,763
  Smurfit (Jefferson) Corp.*.................          6,300          96,075
  Union Camp Corp............................          2,200         126,775
  Westvaco Corp..............................          2,700         123,188
  Williamette Industries, Inc................          2,200         146,850
                                                                 -----------
                                                                   1,279,389
                                                                 -----------
PROPERTY - CASUALTY INSURERS -- 1.2%
  Ace LTD....................................          4,300         147,813
  Allmerica Property & Casualty Companies,
    Inc......................................          5,300         126,538
                                                                 -----------
                                                                     274,351
                                                                 -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

RECREATIONAL PRODUCTS
  -- 0.5%
  Cobra Golf, Inc.*..........................          4,100     $   122,488
                                                                 -----------
REGIONAL BANKS -- 0.5%
  Cullen/Frost Bankers, Inc..................          2,700         125,550
                                                                 -----------
RETAIL/FOOD DISTRUBUTION
  -- 0.5%
  Fleming Companies, Inc.....................          4,600         110,400
                                                                 -----------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 8.7%
  Altera Corp.*..............................          9,400         586,325
  Atmel Corp.................................         11,000         371,250
  KLA Instruments Corp.*.....................          5,800         465,450
  Micron Technology, Inc.....................          5,100         405,450
  Xilinx, Inc.*..............................          3,600         173,250
                                                                 -----------
                                                                   2,001,725
                                                                 -----------
SPECIALTY CHAINS
  -- 0.8%
  Compusa, Inc.*.............................          4,100         176,300
                                                                 -----------
TELECOMMUNICATIONS EQUIPMENT -- 2.6%
  Ascend Communications, Inc.*...............          5,200         416,000
  U.S. Robotics Corp.*.......................          2,200         187,550
                                                                 -----------
                                                                     603,550
                                                                 -----------
TOBACCO PRODUCTS -- 1.1%
  Dimon, Inc.................................          7,900         118,500

                                             NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------

TOBACCO PRODUCTS (CONTINUED)

  Loew's Corp................................            900     $   130,950
                                                                 -----------
                                                                     249,450
                                                                 -----------
TOTAL COMMON STOCKS
  (Cost $8,747,399).........................................      12,361,531
                                                                 -----------

                                                  PRINCIPAL
                                                    AMOUNT
----------------------------------------------------------------------------
CORPORATE BONDS -- 14.9%
----------------------------------------------------------------------------
BROADCASTING -- 0.7%
  SCI Television, Inc.
    11.000%, 06/30/05........................     $  150,000         159,563
                                                                 -----------
ENTERTAINMENT -- 5.7%
  Time Warner Inc.
    9.150%, 02/01/23.........................      1,200,000       1,308,000
                                                                 -----------
FINANCE COMPANIES
  -- 1.0%
  Olympic Financial LTD
    13.000%, 05/01/00........................        200,000         217,750
                                                                 -----------
FOOD CHAINS -- 0.9%
  Pathmark Stores, Inc.
    12.625%, 06/15/02........................        200,000         215,750
                                                                 -----------
GAMBLING -- 0.5%
  Bally's Grand, Inc.
    10.375%, 12/15/03........................        150,000         148,125
                                                                 -----------
LODGING -- 0.7%
  Motels of America
    12.000%, 04/15/04........................        150,000         151,500
                                                                 -----------
MILITARY/DEFENSE TECHNOLOGY -- 0.1%
  IMO Industries, Inc.
    12.000%, 11/01/01........................         25,000          25,344
                                                                 -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BALANCED
GROWTH FUND                                PRINCIPAL
                                             AMOUNT        VALUE

---------------------------------------------------------
CORPORATE BONDS (Continued)
----------------------------------------------

OIL/GAS PRODUCTION
  -- 3.5%
  Louisiana Land & Exploration
    7.65%, 12/01/23..........................     $  800,000     $   790,000
                                                                 -----------
OTHER PRODUCERS/ MANUFACTURING
  -- 0.7%
  Figgie International, Inc.
    9.875%, 10/01/99.........................        150,000         150,000
                                                                 -----------
SPECIALTY CHAINS
  -- 0.7%
  Compusa, Inc.
    9.500%, 06/15/00.........................        150,000         150,000
                                                                 -----------
TELECOMMUNICATIONS
  -- 0.4%
  Mobile Telecomm
    13.500%, 12/15/02........................        100,000         112,375
                                                                 -----------
TOTAL CORPORATE BONDS
  (Cost $3,316,340).........................................       3,428,407
                                                                 -----------

                                           PRINCIPAL
                                             AMOUNT        VALUE

---------------------------------------------------------

U.S. TREASURY AND AGENCY OBLIGATIONS -- 23.3%
----------------------------------------------------------------------------
U.S. TREASURY BONDS
  -- 5.4%
    9.125%, 09/15/18.........................     $  953,000     $ 1,226,787
                                                                 -----------
U.S. TREASURY NOTES
  -- 9.3%
    6.125%, 07/15/96.........................      1,120,000       1,123,517
    6.500%, 09/30/96.........................      1,000,000       1,007,620
                                                                 -----------
                                                                   2,131,137
                                                                 -----------
  Federal Home Loan Mortgage Corp.
    -- 8.6%
    8.080%, 02/09/98.........................      1,950,000       1,961,739
                                                                 -----------
TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
  (Cost $5,112,270).........................................       5,319,663
                                                                 -----------
----------------------------------------------------------------------------
COMMERCIAL PAPER -- 6.0%
----------------------------------------------------------------------------
  J.P. Morgan
    6.500%, 10/02/95.........................        251,000         250,909
                                                                 -----------
  Melville Corp.
    6.650%, 10/02/95.........................      1,126,000       1,125,584
                                                                 -----------
TOTAL COMMERCIAL PAPER
  (Cost $1,376,493).........................................       1,376,493
                                                                 -----------
TOTAL INVESTMENTS -- 98.2%
  (Cost $18,552,502)........................................      22,486,094
OTHER ASSETS LESS LIABILITIES -- 1.8%.......................
                                                                     403,961
                                                                 -----------
NET ASSETS -- 100.0%........................................     $22,890,055
                                                                 -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------

INSTITUTIONAL SERIES PORTFOLIOS

                                                       NET
                                                      ASSET
                                                     VALUES
                                                       AT          NET        NET REALIZED
                                                    BEGINNING   INVESTMENT   AND UNREALIZED
                                                       OF         INCOME     GAINS (LOSSES)
                                                     PERIOD     (DEFICIT)    ON INVESTMENTS
-------------------------------------------------------------------------------------------
MINI-CAP GROWTH
  Institutional (For the period ended
    09/30/95)*#...................................   $12.50       $(0.01)        $1.29
EMERGING GROWTH
  Institutional (For the period ended
    09/30/95)#....................................    11.58        (0.06)         2.98
  Institutional (For the year ended 03/31/95).....    11.38        (0.05)         0.95
  Institutional (For the period ended
    03/31/94)*....................................    12.50        (0.04)        (0.69)
CORE GROWTH
  Institutional (For the period ended
    09/30/95)#....................................    12.62        (0.01)         3.20
  Institutional (For the year ended 03/31/95).....    12.68        (0.01)         0.38
  Institutional (For the period ended
    03/31/94)*....................................    12.50        (0.01)         0.92
INCOME & GROWTH
  Institutional (For the period ended
    09/30/95)#....................................    11.86         0.28          1.67
  Institutional (For the year ended 03/31/95).....    13.39         0.54         (0.85)
  Institutional (For the period ended
    03/31/94)*....................................    12.50         0.42          2.12
BALANCED GROWTH
  Institutional (For the period ended
    09/30/95)#....................................    12.01         0.20          2.04
  Institutional (For the year ended 03/31/95).....    11.71         0.22          0.30
  Institutional (For the period ended
    03/31/94)*....................................    12.50         0.08         (0.79)

------------
 *Mini-Cap Growth Institutional Portfolio commenced operations on July 12, 1995.
  Emerging Growth and Balanced Growth Institutional Portfolios commenced operations on October 1, 1993, and Core Growth and Income & Growth Institutional Growth Institutional Portfolios commenced operations on April 19, 1993.

**Annualized

 +Net of expense reimbursement equivalent to 0.35%, 0.05%, 0.06%, 0.01%, 0.07%,
  0.08%, 0.17%, 0.51%, 0.48%, 0.51%, 10.35%, 19.66% and 42.71% of average net assets, respectively.

 ++Including expenses allocated from the Master Trust Mini-Cap Growth Fund,
   Emerging Growth Fund, Core Growth Fund, Income & Growth Fund and Balanced Growth Fund of 1.51%, 1.11%, 1.12%, 1.12%, 0.90%, 0.89%, 0.92%, 0.95%, 0.93%,
   0.94%, 0.95%, 0.95% and 0.94%, net of expense reimbursement (advisor recoupment) equivalent to 0.43%, 0.00%, 0.00%, (0.01%), 0.04%, 0.00%, 0.00%,
   (0.01%), 0.02%, 0.03%, 0.40%, 0.38% and 0.43% of average net assets of the
   Funds, respectively.

 #Unaudited

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                    DISTRIBUTIONS
                                                      FROM NET                             NET ASSET
                                                     INVESTMENT       DISTRIBUTIONS        VALUES AT
                                                       INCOME       FROM CAPITAL GAINS   END OF PERIOD   TOTAL RETURN
----------------------------------------------------------------------------------------------------------------------
MINI-CAP GROWTH
  Institutional (For the period ended
    09/30/95)*#...................................     $   --             $   --            $13.78          10.24%
EMERGING GROWTH
  Institutional (For the period ended
    09/30/95)#....................................         --                 --             14.50          25.22%
  Institutional (For the year ended 03/31/95).....         --              (0.70)            11.58           8.69%
  Institutional (For the period ended
    03/31/94)*....................................         --              (0.39)            11.38          (6.08%)
CORE GROWTH
  Institutional (For the period ended
    09/30/95)#....................................         --                 --             15.81          25.28%
  Institutional (For the year ended 03/31/95).....         --              (0.43)            12.62           3.30%
  Institutional (For the period ended
    03/31/94)*....................................         --              (0.73)            12.68           6.84%
INCOME & GROWTH
  Institutional (For the period ended
    09/30/95)#....................................      (0.28)                --             13.53          16.53%
  Institutional (For the year ended 03/31/95).....      (0.54)             (0.68)            11.86          (2.02%)
  Institutional (For the period ended
    03/31/94)*....................................      (0.42)             (1.23)            13.39          20.18%
BALANCED GROWTH
  Institutional (For the period ended
    09/30/95)#....................................      (0.20)                --             14.05          18.70%
  Institutional (For the year ended 03/31/95).....      (0.22)                --             12.01           4.56%
  Institutional (For the period ended
    03/31/94)*....................................      (0.08)                --             11.71          (5.66%)


                                                                    RATIO OF EXPENSES TO       (DEFICIT) TO
                                                    NET ASSETS AT       AVERAGE NET            AVERAGE NET
                                                    END OF PERIOD        ASSETS+++              ASSETS+++
--------------------------------------------------
MINI-CAP GROWTH
  Institutional (For the period ended
    09/30/95)*#...................................  $   8,635,724         1.55%**               (0.69%)**
EMERGING GROWTH
  Institutional (For the period ended
    09/30/95)#....................................    212,955,554         1.16%**               (0.62%)**
  Institutional (For the year ended 03/31/95).....    206,695,605         1.18%                 (0.58%)
  Institutional (For the period ended
    03/31/94)*....................................    165,939,862         1.17%**               (0.83%)**
CORE GROWTH
  Institutional (For the period ended
    09/30/95)#....................................     99,844,326         0.99%**               (0.23%)**
  Institutional (For the year ended 03/31/95).....     72,825,771         0.99%                 (0.06%)
  Institutional (For the period ended
    03/31/94)*....................................     77,947,252         0.97%**               (0.07%)**
INCOME & GROWTH
  Institutional (For the period ended
    09/30/95)#....................................     12,044,655         1.00%**                4.10%**
  Institutional (For the year ended 03/31/95).....     12,506,203         1.00%                  4.28%
  Institutional (For the period ended
    03/31/94)*....................................     18,331,546         0.99%**                3.36%**
BALANCED GROWTH
  Institutional (For the period ended
    09/30/95)#....................................        424,811         1.00%**                2.99%**
  Institutional (For the year ended 03/31/95).....        283,586         1.00%                  2.06%
  Institutional (For the period ended
    03/31/94)*....................................        142,745         0.99%**                1.59%**

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1995
(UNAUDITED)
-------------------------------------------------------------------

INSTITUTIONAL SERIES PORTFOLIOS

                                      MINI-CAP     EMERGING       CORE       INCOME &    BALANCED
                                       GROWTH       GROWTH       GROWTH       GROWTH      GROWTH
                                     ------------------------------------------------------------
ASSETS
  Investment in Master Trust Fund,
    at value
    (Cost $8,160,114, $161,341,594,
    $74,799,591, $8,663,602,
    $358,210, respectively.........  $8,638,304  $213,012,797  $99,856,240  $12,150,041  $425,219
  Receivable:
    Shares of beneficial interest
      sold.........................          --           800           --           --        --
    Due from advisor...............       1,838         7,133           --        5,741     3,640
  Deferred organizational costs....       2,622         6,970       34,421       19,208        --
                                     ------------------------------------------------------------
      Total assets.................   8,642,764   213,027,700   99,890,661   12,174,990   428,859
                                     ------------------------------------------------------------
LIABILITIES
  Payable:
    Investment purchased in Master
      Trust Fund...................          --           800           --           --        --
    Due to advisor.................          --            --        8,847           --        --
    Dividend payable...............          --            --           --      124,626     2,994
  Accrued expenses.................       7,040        71,346       37,488        5,709     1,054
                                     ------------------------------------------------------------
      Total liabilities............       7,040        72,146       46,335      130,335     4,048
                                     ------------------------------------------------------------
NET ASSETS.........................  $8,635,724  $212,955,554  $99,844,326  $12,044,655  $424,811
                                     ------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid in capital..................  $8,158,120  $176,177,232  $81,242,375  $11,869,003  $369,228
  Accumulated undistributed net
    investment income (deficit)....      (7,505)   (2,239,795)    (189,338)       1,646      (131)
  Accumulated undistributed net
    realized gains (losses)........      32,746    (8,685,809)  (4,467,198)  (1,423,943)   (1,091)
  Net unrealized appreciation on
    investments....................     452,363    47,703,926   23,258,487    1,597,949    56,805
                                     ------------------------------------------------------------
      Net assets...................  $8,635,724  $212,955,554  $99,844,326  $12,044,655  $424,811
                                     ------------------------------------------------------------
  Shares of beneficial interest, no
    par value, issued and
    outstanding (unlimited shares
    authorized)....................     626,633    14,684,981    6,314,821      890,186    30,239
                                     ------------------------------------------------------------
COMPUTATION OF
  Net asset value per share of
    beneficial interest (Net
    assets/ Outstanding shares of
    beneficial interest)...........      $13.78        $14.50       $15.81       $13.53    $14.05
                                     ------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED SEPTEMBER 30, 1995 (UNAUDITED)
-------------------------------------------------------------------

INSTITUTIONAL SERIES PORTFOLIOS

                                                         MINI-CAP     EMERGING        CORE       INCOME &    BALANCED
                                                          GROWTH       GROWTH        GROWTH       GROWTH      GROWTH
                                                         -------------------------------------------------------------
INVESTMENT INCOME
  Net investment income (deficit) from Master Trust
    Fund...............................................  $  (6,919) $   (570,816) $    (60,175) $   269,690  $   5,420
                                                         -------------------------------------------------------------
  EXPENSES
    Accounting fees....................................        260        15,600        15,600       15,600      7,800
    Administration fees................................      1,359         2,500         4,829        1,806        237
    Audit fees.........................................      1,231         5,130         4,031        3,520      3,418
    Insurance..........................................         11         1,263           488           77          1
    Legal fees.........................................        242        38,767        16,197        2,422         66
    Miscellaneous......................................         14         3,619         1,501          226          8
    Organization costs.................................         48         1,167         6,760        3,772         --
    Registration fees..................................         30        22,813         8,709        1,313         90
    Shareholder reporting..............................         53         3,382         3,846        2,298        476
    Transfer agent fees................................        790         6,019         5,561        5,217      6,421
    Trustees' fees.....................................        380         4,350         1,819          272          7
                                                         -------------------------------------------------------------
      Total expenses...................................      4,418       104,610        69,341       36,523     18,524
    Less: Reimbursement from advisor...................     (3,832)      (52,628)      (31,259)     (33,274)   (18,433)
                                                         -------------------------------------------------------------
      Net expenses.....................................        586        51,982        38,082        3,249         91
                                                         -------------------------------------------------------------
        Net investment income (deficit)................     (7,505)     (622,798)      (98,257)     266,441      5,329
                                                         -------------------------------------------------------------
NET REALIZED & UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on security transactions...........     32,746    29,297,253     6,465,820      570,299     18,777
  Change in net unrealized appreciation of
    investments........................................    452,363    18,173,559    13,512,642    1,189,733     32,952
                                                         -------------------------------------------------------------
      Net gain on investments..........................    485,109    47,470,812    19,978,462    1,760,032     51,729
                                                         -------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...  $ 477,604  $ 46,848,014  $ 19,880,205  $ 2,026,473  $  57,058
                                                         -------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------

INSTITUTIONAL SERIES PORTFOLIOS

                                  MINI-CAP
                                   GROWTH
                                 -----------          EMERGING GROWTH
                                   FOR THE    -------------------------------
                                   PERIOD        FOR THE
                                    ENDED     PERIOD ENDED
                                  SEPTEMBER   SEPTEMBER 30,      FOR THE
                                  30, 1995        1995          YEAR ENDED
                                 (UNAUDITED)   (UNAUDITED)    MARCH 31, 1995
                                 --------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS
    Net investment income
      (deficit)...............   $   (7,505 ) $    (622,798) $     (1,022,432)
    Net realized gain (loss)
      from security
      transactions............       32,746      29,297,253       (19,724,608)
    Change in net unrealized
      appreciation
      of investments..........      452,363      18,173,559        37,319,272
                                 --------------------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............      477,604      46,848,014        16,572,232
                                 --------------------------------------------
  DISTRIBUTIONS TO SHARES OF
    BENEFICIAL INTEREST
    Net investment income+....           --              --                --
    Capital gains+............           --              --       (10,693,053)
                                 --------------------------------------------
      Total distributions.....           --              --       (10,693,053)
                                 --------------------------------------------
  TRANSACTIONS IN SHARES OF
    BENEFICIAL INTEREST
    Proceeds from shares
      sold....................    8,158,120       7,412,780        30,585,831
    Proceeds from shares
      issued for distribution
      reinvestment............           --              --        10,692,951
    Cost of shares
      repurchased.............           --     (48,000,845)       (6,402,218)
                                 --------------------------------------------
      Increase (decrease) in
        net assets from
        transactions in shares
        of beneficial
        interest..............    8,158,120     (40,588,065)       34,876,564
                                 --------------------------------------------
      Total increase
        (decrease) in net
        assets................    8,635,724       6,259,949        40,755,743
NET ASSETS:
  BEGINNING OF PERIOD.........           --     206,695,605       165,939,862
                                 --------------------------------------------
  END OF PERIOD...............   $8,635,724   $ 212,955,554  $    206,695,605
                                 --------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........           --      17,845,788        14,576,639
  Shares sold.................      626,633         587,514         2,887,314
  Shares issued for
    distributions
    reinvested................           --              --         1,037,144
  Shares repurchased..........           --      (3,748,321)         (655,309)
                                 --------------------------------------------
  Ending Balance..............      626,633      14,684,981        17,845,788
                                 --------------------------------------------

-------------
*Commenced operations on July 12, 1995.
+See Financial Highlights for per share distribution amounts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                         CORE GROWTH                     INCOME & GROWTH               BALANCED GROWTH
                                ------------------------------     ---------------------------     ------------------------
                                  FOR THE                            FOR THE                         FOR THE       FOR THE
                                PERIOD ENDED                       PERIOD ENDED     FOR THE        PERIOD ENDED     YEAR
                                 SEPTEMBER        FOR THE           SEPTEMBER     YEAR ENDED        SEPTEMBER       ENDED
                                  30, 1995       YEAR ENDED          30, 1995      MARCH 31,         30, 1995     MARCH 31,
                                (UNAUDITED)    MARCH 31, 1995      (UNAUDITED)       1995          (UNAUDITED)      1995
                                -------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS
    Net investment income
      (deficit)...............  $   (98,257 )  $       (44,410)    $   266,441   $    683,017       $   5,329     $  4,775
    Net realized gain (loss)
      from security
      transactions............    6,465,820         (4,872,966)        570,299     (1,779,392)         18,777      (12,200 )
    Change in net unrealized
      appreciation
      of investments..........   13,512,642          7,244,252       1,189,733        597,254          32,952       24,548
                                -------------------------------------------------------------------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............   19,880,205          2,326,876       2,026,473       (499,121)         57,058       17,123
                                -------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHARES OF
    BENEFICIAL INTEREST
    Net investment income+....           --                 --        (265,832 )     (683,134)         (5,479)      (4,767 )
    Capital gains+............           --         (2,544,491)             --       (768,642)             --           --
                                -------------------------------------------------------------------------------------------
      Total distributions.....           --         (2,544,491)       (265,832 )   (1,451,776)         (5,479)      (4,767 )
                                -------------------------------------------------------------------------------------------
  TRANSACTIONS IN SHARES OF
    BENEFICIAL INTEREST
    Proceeds from shares
      sold....................   15,385,899         23,632,447         234,934      1,552,115         105,030      162,027
    Proceeds from shares
      issued for distribution
      reinvestment............                       2,432,896         137,995      1,424,207           2,485        4,766
    Cost of shares
      repurchased.............   (8,247,549 )      (30,969,209)     (2,595,118 )   (6,850,768)        (17,869)     (38,308 )
                                -------------------------------------------------------------------------------------------
      Increase (decrease) in
        net assets from
        transactions in shares
        of beneficial
        interest..............    7,138,350         (4,903,866)     (2,222,189 )   (3,874,446)         89,646      128,485
                                -------------------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................   27,018,555         (5,121,481)       (461,548 )   (5,825,343)        141,225      140,841
NET ASSETS:
  BEGINNING OF PERIOD.........   72,825,771         77,947,252      12,506,203     18,331,546         283,586      142,745
                                -------------------------------------------------------------------------------------------
  END OF PERIOD...............  $99,844,326    $    72,825,771     $12,044,655   $ 12,506,203       $ 424,811     $283,586
                                -------------------------------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........    5,768,800          6,145,675       1,054,784      1,369,540          23,604       12,194
  Shares sold.................    1,100,196          1,934,559          18,425        124,529           7,749       14,309
  Shares issued for
    distributions
    reinvested................           --            213,787          10,987        119,942             190          414
  Shares repurchased..........     (554,175 )       (2,525,221)       (194,010 )     (559,227)         (1,304)      (3,313 )
                                -------------------------------------------------------------------------------------------
  Ending Balance..............    6,314,821          5,768,800         890,186      1,054,784          30,239       23,604
                                -------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Mutual Funds (the "Trust") is organized as a diversified, open-end management investment company which offers 43 separate series comprised of Portfolios A, with an initial sales charge, B, with a back-end sales charge, C, with a level asset based sales charge, Institutional, with no load, and Qualified, with no load (each a "Portfolio" and collectively the "Portfolios"). The Portfolios of the Trust seek to achieve their respective investment objectives by investing all of their assets in corresponding series of Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified open-end management investment company offering twelve investment vehicles (the "Funds").

  Pursuant to Rule 24f-2 under the Investment Company Act, the Trust has elected to register an indefinite number of shares. The Trust commenced operations on April 19, 1993.

INVESTMENT INCOME

  Each Portfolio accrues income, net of expenses, daily on its investment in the applicable Fund. All of the net investment income (deficit) and realized and unrealized gains and losses from the security transactions of the Fund are allocated pro rata among the investors in the Fund at the time of such determination.

FEDERAL INCOME TAXES

  It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Accordingly, no federal income tax provisions are required if the Portfolios continue to comply with such requirements.

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of the Funds will be deemed to have been "passed through" to the Portfolios.

  Net investment income and net realized gains for the year, (or period where appropriate), differ for financial statement and tax purposes primarily because of one or all of the following: deferral of wash-sale losses, passive foreign investments, unrealized appreciation/depreciation, and capital loss carryforwards.

  The character of distributions made during the year (or period where appropriate), from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to book/tax differences in the character of income and expense recognition.

DEFERRED ORGANIZATION COSTS

  Organization Costs incurred by the Trust have been allocated to certain Portfolios based upon management's best estimate of the costs applicable to each Portfolio. These costs have been deferred and will be amortized over a period of 60 months from the date the Portfolios commenced operations.

  In the event that any of the initial shares are redeemed by the holder during the period of amortization of the Portfolios' organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of those shares outstanding at the time of redemption.

2. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

Applegate" or "Investment Adviser"). The advisory fee is computed daily for the Funds based upon the percentage of each Fund's average daily net assets.

EXPENSE LIMITATIONS

  Nicholas-Applegate and the Trust have undertaken to limit the Portfolio's expenses to the following annual levels through March 31, 1996. In subsequent years, overall operating expenses for each Portfolio will not fall below the applicable percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone or expenses paid by the Investment Adviser under this agreement, as each Portfolio will reimburse the Investment Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.

                      FUND
------------------------------------------------
Mini-Cap Growth Institutional Portfolio.........    1.56%
Emerging Growth Institutional Portfolio.........    1.17%
Core Growth Institutional Portfolio.............    1.00%
Income & Growth Institutional Portfolio.........    1.00%
Balanced Growth Institutional Portfolio.........    1.00%

  These percentages are based on the average net assets of the Portfolios, exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with portfolio securities transactions, capital expenditures, and extraordinary expenses.

  Nicholas-Applegate advanced certain organization costs discussed in Note 1. As of September 30, 1995, the Mini-Cap Growth Institutional Portfolio had $2,670 due to Nicholas-Applegate for organizational costs advanced.

3. INVESTMENT TRANSACTIONS

  Additions and reductions in the investments in the respective Master Trust Funds for the period ended September 30, 1995 were as follows:

                                    ADDITIONS  REDUCTIONS
                                     (000S)      (000S)
                                    ---------  -----------
Mini-Cap Growth Institutional
  Portfolio.......................  $   8,160   $      --
Emerging Growth Institutional
  Portfolio.......................      7,458      48,095
Core Growth Institutional
  Portfolio.......................     15,426       8,334
Income & Growth Institutional
  Portfolio.......................        262       2,652
Balanced Growth Institutional
  Portfolio.......................        120          45

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES FOR NICHOLAS-APPLEGATE INVESTMENT TRUST SEPTEMBER 30, 1995 (UNAUDITED)

                                                 MINI-CAP      EMERGING         CORE         INCOME &       BALANCED
                                                  GROWTH        GROWTH         GROWTH         GROWTH         GROWTH
                                                   FUND          FUND           FUND           FUND           FUND
                                                ----------------------------------------------------------------------
ASSETS
  Investments at value
    (Cost $8,121,099, $407,407,237,
      $261,616,236, $92,041,806, $18,552,502,
      respectively.)..........................  $ 8,575,255  $ 529,521,399  $ 344,826,834  $ 104,834,655  $ 22,486,094
  Cash........................................        1,087             --         14,577          2,249        14,611
  Receivables:
    Dividends.................................        1,056         48,375        141,126        211,144        10,438
    Interest..................................           42          6,264          4,526        753,967       196,020
    Investment securities sold................      130,110     11,517,890      3,021,224      2,195,241       775,064
    Interests sold............................           --        558,153        485,384         98,858        93,056
    Due from advisor..........................        2,128             --             --             --            --
  Deferred organization costs.................           --         27,232         39,676         19,677        14,037
  Other assets................................           --          1,474            562            411            --
                                                ----------------------------------------------------------------------
      Total assets............................    8,709,678    541,680,787    348,533,909    108,116,202    23,589,320
                                                ----------------------------------------------------------------------
LIABILITIES
  Payables:
    Investment securities purchased...........       30,681      2,241,399      1,520,875      3,411,881       650,542
    Interests repurchased.....................           --        329,253        326,643        246,478        28,929
  Accrued expenses............................       18,641        576,730        310,520        107,971        19,794
                                                ----------------------------------------------------------------------
      Total liabilities.......................       49,322      3,147,382      2,158,038      3,766,330       699,265
                                                ----------------------------------------------------------------------
NET ASSETS....................................  $ 8,660,356  $ 538,533,405  $ 346,375,871  $ 104,349,872  $ 22,890,055
                                                ----------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Paid in capital...............................  $ 8,180,114  $ 416,000,159  $ 271,338,458  $  84,544,918  $ 18,561,322
Accumulated net investment income (deficit)...       (6,951)    (4,626,766)      (146,339)     9,677,590     1,103,834
Accumulated net realized gains (losses).......       33,037      5,048,911     (8,026,846)    (2,665,485)     (708,693)
Net unrealized appreciation on investments....      454,156    122,111,101     83,210,598     12,792,849     3,933,592
                                                ----------------------------------------------------------------------
      Net assets..............................  $ 8,660,356  $ 538,533,405  $ 346,375,871  $ 104,349,872  $ 22,890,055
                                                ----------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST
FOR THE PERIOD ENDED SEPTEMBER 30, 1995 (UNAUDITED)

                                                     MINI-CAP     EMERGING         CORE        INCOME &     BALANCED
                                                      GROWTH       GROWTH         GROWTH        GROWTH       GROWTH
                                                       FUND*        FUND           FUND          FUND         FUND
                                                     -----------------------------------------------------------------
INVESTMENT INCOME
  INCOME
    Dividends......................................  $   1,603  $     571,643  $    665,155  $    617,514  $    65,495
    Interest.......................................      7,959        825,525       529,888     2,062,681      373,142
                                                     -----------------------------------------------------------------
      Total income.................................      9,562      1,397,168     1,195,043     2,680,195      438,637
                                                     -----------------------------------------------------------------
  EXPENSES
    Accounting fees................................        625         84,557        66,320        38,235       37,500
    Administration fees............................        382         17,500        55,823        18,760        3,949
    Advisory fees..................................     13,701      2,487,855     1,172,190       393,370       82,842
    Audit fees.....................................        490         55,340        37,168        11,030        2,330
    Custodian fees.................................      4,090         72,748        34,055        15,862       12,591
    Insurance......................................         22          2,828         4,686         1,430          373
    Legal fees.....................................         29         13,007        10,508         2,204          462
    Miscellaneous..................................        110         24,104        15,138         5,081        1,070
    Organization costs.............................         --          4,269         7,792         3,865        2,758
    Trustees' fees.................................      1,818          4,886         6,886         4,886        4,886
                                                     -----------------------------------------------------------------
      Total expenses...............................     21,267      2,767,094     1,410,566       494,723      148,761
      Reimbursement (recoupment) from (due to)
        advisor....................................     (4,754)            --            --         3,546      (43,828)
                                                     -----------------------------------------------------------------
      Net expenses.................................     16,513      2,767,094     1,410,566       498,269      104,933
                                                     -----------------------------------------------------------------
        Net investment income (deficit)............     (6,951)    (1,369,926)     (215,523)    2,181,926      333,704
                                                     -----------------------------------------------------------------
NET REALIZED & UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on security transactions.......     33,037     59,504,105    23,633,813     4,704,792    1,418,590
  Change in net unrealized appreciation of
    investments....................................    454,156     53,116,640    47,040,750     9,259,998    1,931,006
                                                     -----------------------------------------------------------------
      Net gain on investments......................    487,193    112,620,745    70,674,563    13,964,790    3,349,596
                                                     -----------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.......................................  $ 480,242  $ 111,250,819  $ 70,459,040  $ 16,146,716  $ 3,683,300
                                                     -----------------------------------------------------------------

-------------
*Commenced operations on July 12, 1995.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

                                                    MINI-CAP GROWTH            EMERGING GROWTH
                                                    ---------------   ---------------------------------
                                                        FOR THE           FOR THE
                                                     PERIOD ENDED      PERIOD ENDED         FOR THE
                                                     SEPTEMBER 30,     SEPTEMBER 30,      YEAR ENDED
                                                         1995*             1995            MARCH 31,
                                                      (UNAUDITED)       (UNAUDITED)          1995
                                                    ---------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS
    Net investment income (deficit)...............  $       (6,951)   $    (1,369,926)  $    (2,224,592)
    Net realized gain (loss) from security
      transactions................................          33,037         59,504,105       (48,388,925)
    Change in net unrealized appreciation of
      investments.................................         454,156         53,116,640        88,372,950
                                                    ---------------------------------------------------
      Net increase (decrease) in net assets
        resulting from operations.................         480,242        111,250,819        37,759,433
                                                    ---------------------------------------------------
  TRANSACTIONS IN INTERESTS
    Contributions by partners.....................       8,180,114         48,179,055        77,212,401
    Withdrawals by partners.......................              --        (91,945,620)      (57,696,150)
                                                    ---------------------------------------------------
      Net increase (decrease) in net assets from
        transactions in interests.................       8,180,114        (43,766,565)       19,516,251
                                                    ---------------------------------------------------
      Total increase (decrease) in net assets.....       8,660,356         67,484,254        57,275,684
NET ASSETS:
  BEGINNING OF PERIOD.............................              --        471,049,151       413,773,467
                                                    ---------------------------------------------------
  END OF PERIOD...................................  $    8,660,356    $   538,533,405   $   471,049,151
                                                    ---------------------------------------------------

-------------
*Commenced operations on July 12, 1995.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                               CORE GROWTH                       INCOME & GROWTH
                                                    ---------------------------------   ---------------------------------
                                                        FOR THE                             FOR THE
                                                     PERIOD ENDED         FOR THE        PERIOD ENDED         FOR THE
                                                     SEPTEMBER 30,      YEAR ENDED       SEPTEMBER 30,      YEAR ENDED
                                                         1995            MARCH 31,           1995            MARCH 31,
                                                      (UNAUDITED)          1995           (UNAUDITED)          1995
                                                    ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS
    Net investment income (deficit)...............  $      (215,523)  $       136,431   $     2,181,926   $     5,103,250
    Net realized gain (loss) from security
      transactions................................       23,633,813       (27,617,865)        4,704,792       (13,408,682)
    Change in net unrealized appreciation of
      investments.................................       47,040,750        36,375,233         9,259,998         5,539,419
                                                    ---------------------------------------------------------------------
      Net increase (decrease) in net assets
        resulting from operations.................       70,459,040         8,893,799        16,146,716        (2,766,013)
                                                    ---------------------------------------------------------------------
  TRANSACTIONS IN INTERESTS
    Contributions by partners.....................       37,852,862        76,785,761         4,386,197        32,875,977
    Withdrawals by partners.......................      (45,790,953)      (91,624,360)      (22,269,463)      (42,582,471)
                                                    ---------------------------------------------------------------------
      Net increase (decrease) in net assets from
        transactions in interests.................       (7,938,091)      (14,838,599)      (17,883,266)       (9,706,494)
                                                    ---------------------------------------------------------------------
      Total increase (decrease) in net assets.....       62,520,949        (5,944,800)       (1,736,550)      (12,472,507)
NET ASSETS:
  BEGINNING OF PERIOD.............................      283,854,922       289,799,722       106,086,422       118,558,929
                                                    ---------------------------------------------------------------------
  END OF PERIOD...................................  $   346,375,871   $   283,854,922   $   104,349,872   $   106,086,422
                                                    ---------------------------------------------------------------------

                                                             BALANCED GROWTH
                                                    ---------------------------------
                                                        FOR THE
                                                     PERIOD ENDED         FOR THE
                                                     SEPTEMBER 30,      YEAR ENDED
                                                         1995            MARCH 31,
                                                      (UNAUDITED)          1995

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS
    Net investment income (deficit)...............  $      333,704    $      477,083
    Net realized gain (loss) from security
      transactions................................       1,418,590        (1,500,269)
    Change in net unrealized appreciation of
      investments.................................       1,931,006         1,850,658

      Net increase (decrease) in net assets
        resulting from operations.................       3,683,300           827,472

  TRANSACTIONS IN INTERESTS
    Contributions by partners.....................       1,870,851         4,819,959
    Withdrawals by partners.......................      (4,479,597)       (6,527,607)

      Net increase (decrease) in net assets from
        transactions in interests.................      (2,608,746)       (1,707,648)

      Total increase (decrease) in net assets.....       1,074,554          (880,176)
NET ASSETS:
  BEGINNING OF PERIOD.............................      21,815,501        22,695,677

  END OF PERIOD...................................  $   22,890,055    $   21,815,501


See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company organized as a Delaware business trust, is comprised of twelve investment vehicles (each a "Fund" and collectively the "Funds") as of September 30, 1995. Each Fund has up to five Portfolios which have invested in the respective series of the Master Trust to achieve their investment objective. The Trust commenced operations on April 19, 1993.

SECURITIES TRANSACTIONS

  Equity securities are valued at the last sale price (for exchange-listed securities) or the mean between the last bid and asked price (if lacking any sales and for over-the-counter securities). Debt securities generally are valued at the mean between the last bid and asked prices. Securities with 60 days or less remaining to maturity are valued on an amortized cost basis which approximates market value.

  Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Master Trust's Board of Trustees.

  Securities transactions are recognized on the trade date. Realized gains and losses from securities transactions are calculated using the first-in, first-out method. Dividend income is recognized on the ex-dividend date, and interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. The prospectus for the Nicholas-Applegate Mutual Funds describes each Fund's policies with respect to declaration and payment of dividends and distribution of capital gains.

FEDERAL INCOME TAXES

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of a Fund will be deemed to have been "passed through" to the Portfolios.

DEFERRED ORGANIZATION COSTS

  Organization costs incurred by the Master Trust have been allocated to the various Funds based upon management's best estimate of the costs applicable to each Fund. These costs have been deferred and will be amortized over a period of 60 months from the date the Funds commenced operations.

B. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate"). The advisory fee is computed daily for the Funds based upon the following percentages of each Fund's average daily net assets:

                              FIRST $500    NEXT $500    EXCESS OF
       FUND                     MILLION      MILLION    $1 BILLION
----------------------------  -----------  -----------  -----------
Mini-Cap Growth Fund........       1.25%        1.25%        1.25%
Emerging Growth Fund........       1.00%        1.00%        1.00%
Core Growth Fund............       0.75%        .675%         .65%
Income & Growth Fund........       0.75%        .675%         .65%
Balanced Gowth Fund.........       0.75%        .675%         .65%

C. INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of investment securities, other than short-term obligations, for the period ended September 30, 1995, were as follows:

       FUND                        PURCHASES      SALES
--------------------------------  -----------  -----------
Mini-Cap Growth Fund............  $     9,852  $     1,993
Emerging Growth Fund............      316,804      371,892
Core Growth Fund................      154,019      174,393
Income & Growth Fund............       54,755       71,219
Balanced Growth Fund............       11,075       14,106

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS (UNAUDITED) -- Continued
--------------------------------------------------------------------------------

  At September 30, 1995, the net unrealized appreciation (depreciation) based on the cost of investments for Federal income tax purposes was as follows (in 000's):

                 TAX         GROSS          GROSS           NET
               COST OF    UNREALIZED     UNREALIZED     UNREALIZED
   FUND      INVESTMENTS  APPRECIATION (DEPRECIATION)   APPRECIATION
-----------  -----------  -----------  ---------------  -----------
Mini-Cap
  Growth
  Fund.....   $   8,121    $     702      $    (248)     $     454
Emerging
  Growth
  Fund.....     407,357      130,053         (7,889)       122,164
Core Growth
  Fund.....     261,581       86,051         (2,805)        83,246
Income &
  Growth
  Fund.....      92,042       13,424           (631)        12,793
Balanced
  Growth
  Fund.....      18,552        4,111           (177)         3,934

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

D. SELECTED RATIO DATA

                                                                                          RATIO OF NET
                                                                           RATIO OF        INVESTMENT
                                                                          OPERATING          INCOME
                                                                         EXPENSES TO      (DEFICIT) TO
                                                                         AVERAGE NET      AVERAGE NET        PORTFOLIO
                                                                           ASSETS+          ASSETS+        TURNOVER RATE
-------------------------------------------------------------------------------------------------------------------------
MINI-CAP GROWTH
  For the period ended 09/30/95**.....................................        1.51%*          (0.63%)*         41.72%
EMERGING GROWTH
  For the period ended 09/30/95**.....................................        1.11%*          (0.55%)*         67.84%
  For the year ended 03/31/95.........................................        1.12%           (0.53%)         100.46%
  For the period ended 03/31/94++.....................................        1.12%*          (0.80%)*         50.51%
CORE GROWTH
  For the period ended 09/30/95**.....................................        0.90%*          (0.14%)*         52.44%
  For the year ended 03/31/95.........................................        0.89%            0.05%           98.09%
  For the period ended 03/31/94++.....................................        0.92%*          (0.03%)*         84.84%
INCOME & GROWTH
  For the period ended 09/30/95**.....................................        0.95%*           4.16%*          53.41%
  For the year ended 03/31/95.........................................        0.93%            4.37%          125.51%
  For the period ended 03/31/94++.....................................        0.94%*           3.51%*         177.52%
BALANCED GROWTH
  For the period ended 09/30/95**.....................................        0.95%*           3.02%*          51.94%
  For the year ended 03/31/95.........................................        0.95%            2.13%          110.40%
  For the period ended 03/31/94++.....................................        0.94%*           1.93%*          85.45%

------------
 *Annualized

**Unaudited

 +Net of expense reimbursement (advisor recoupment) equivalent to 0.43%, 0.00%, (0.01%), 0.04%, 0.00%, 0.00%, 0.00%, (0.01%), 0.02%, 0.03%, 0.40%, 0.38% and
  0.43% of average net assets, respectively.

 ++Mini-Cap Growth Fund commenced operations on July 12, 1995. Emerging Growth
   Fund commenced operations on October 1, 1993. Core Growth Fund, Income & Growth Fund, and Balanced Growth Fund commenced operations on April 19, 1993.

--------------------------------------------------------------------------------

NICHOLAS=APPLEGATE-Registered Trademark- MUTUAL FUNDS
-----------------------------------------------------------------------
600 West Broadway
San Diego, California 92101